             As filed with the Securities and Exchange Commission
                               on April 30, 1999
                      Registration No. 33-64352; 811-7780

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 13

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 15

                       (Check appropriate box or boxes)

                               STAGECOACH TRUST
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filling will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to Rule 485(b), or [ ] on _________, pursuant to Rule 485(b)

[X] 60 days after filing pursuant to Rule 485(a)(1), or [ ] on _________, pursuant to Rule 485(a)(1)

[ ] 75 days after filing pursuant to Rule 485(a)(2), or [ ] on _________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 13 (the "Amendment") to the Registration Statement of Stagecoach Trust (the "Trust") is being filed to add to Trust's Registration Statement audited financial statements and certain other financial information for the year ended February 28, 1999, for the LifePath Opportunity (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, and to make certain other changes to the prospectus and statement of additional information for these Funds.

                                LIFEPATH FUNDS
                                --------------
                                Retail Classes
                                --------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A              Prospectus Captions
------              -------------------

1                   Front and Back Cover Pages
2                   Objectives and Principal Strategies
                    Important Risks
3                   Summary of Expenses
                    Example of Expenses
4                   Objectives and Principal Strategies
                    Important Risks
                    See Individual Fund Summaries
                    General Investment Risks
5                   Not applicable
6                   Organization and Management of the Funds
7                   Your Account
                    How to Buy Shares
                    Selling Shares
                    Dividends and Distributions
                    Taxes
8                   A Choice of Share Classes
                    Reduced Sales Charges
                    Distribution Plan
                    Exchanges
9                   See Individual Fund Summaries

Part B              Statement of Additional Information Captions
------              --------------------------------------------

10                  Cover Page and Table of Contents
11                  Historical Fund Information
12                  Investment Restrictions
                    Additional Investment Policies
                    Risk Factors
13                  Management
14                  Capital Stock
15                  Management
16                  Portfolio Transactions
17                  Capital Stock
18                  Determination of Net Asset Value
                    Additional Purchase and Redemption Information
19                  Federal Income Taxes
20                  Management
21                  Performance Calculations
22                  Financial Information

Part C    Other Information
------    -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, numbered, in Part C of this Document.

                                                         JUNE 30, 1999

FRONT COVER

          STAGECOACH
             LIFEPATH FUNDS
          PROSPECTUS


LifePath Opportunity Fund          Please read this prospectus and keep it for
                                   future reference. It is designed to provide
                                   you with important information and to help
LifePath 2010 Fund                 you decide if a fund's goals match your own.

LifePath 2020 Fund                 THESE SECURITIES HAVE NOT BEEN APPROVED
                                   OR DISAPPROVED BY THE SECURITIES AND
LifePath 2030 Fund                 EXCHANGE COMMISSION ("SEC"), OR ANY
                                   OTHER REGULATORY AUTHORITY, NOR HAS THE
LifePath 2040 Fund                 SEC PASSED UPON THE ACCURACY OR
                                   ADEQUACY OF THIS PROSPECTUS.  ANY
Class A, Class B                   REPRESENTATION TO THE CONTRARY IS A
  and Class C                      CRIMINAL OFFENSE.


                                   FUND SHARES ARE NOT DEPOSITS OF WELLS FARGO
                                   BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

INSIDE FRONT COVER

TABLE OF CONTENTS

OVERVIEW                       OBJECTIVES AND PRINCIPAL
                                STRATEGIES
This section contains          SUMMARY OF IMPORTANT RISKS
important summary              PERFORMANCE HISTORY
information about the          SUMMARY OF EXPENSES
Funds.


THE FUNDS                      LIFEPATH OPPORTUNITY FUND
                               LIFEPATH 2010 FUND
This section contains          LIFEPATH 2020 FUND
important information          LIFEPATH 2030 FUND
about the individual           LIFEPATH 2040 FUND
Funds.                         GENERAL INVESTMENT RISKS
                               ORGANIZATION AND MANAGEMENT
                                OF THE FUNDS

YOUR ACCOUNT

Turn to this section for       A CHOICE OF SHARE CLASSES
information on how to          REDUCED SALES CHARGES
open and maintain              EXCHANGES
your account, including        YOUR ACCOUNT
how to buy, sell and           HOW TO BUY SHARES
exchange Fund shares.          SELLING SHARES
                               ADDITIONAL SERVICES AND
                                OTHER INFORMATION
---------------------------------------------------------------------

                               GLOSSARY

                      STAGECOACH LIFEPATH FUNDS OVERVIEW

FUND                     OBJECTIVE
--------------------------------------------------------------------------------

LIFEPATH FUNDS           Each Fund is managed for investors planning to retire
                         or to begin to withdraw substantial portions of their investment in the Fund's target year.

PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

The Funds described in this Prospectus pursue a strategy of allocating and reallocating investments among various asset classes to capture returns and reduce risk consistent with a stated investment horizon. Each Fund has a different investment objective intended to meet different investment needs. Later-dated Funds invest primarily in stocks to provide capital appreciation over the long term. Funds approaching their target date replace stock holdings with fixed-income securities and money market instruments to reduce risk and stabilize the portfolio for retirement withdrawals.

SUMMARY OF IMPORTANT RISKS

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in the individual Fund Descriptions later in this Prospectus and under General Investment Risks beginning on page __. An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY SECURITIES. The later-dated Funds, such as the LifePath 2030 and LifePath 2040 Funds invest a majority of their assets in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. Foreign company (made through American Depositary Receipts and similar instruments), and emerging market investments are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

FIXED-INCOME SECURITIES. The Funds approaching their target dates, such as the LifePath Opportunity and LifePath 2010 Funds, may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

ASSET ALLOCATION MODELS. The Funds use investment models to assess market conditions and recommend asset mixes appropriate to the risk tolerance of each Fund. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected. Our portfolio turnover (and therefore, transaction costs) may be higher than other funds with similar objectives because of portfolio turnover allocation shifts recommended by the model. This can increase transaction costs and negatively affect performance. Portfolio turnover can result in higher fees and may trigger capital gains.

PERFORMANCE HISTORY

The information on the following shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

The Fund's shares are sold subject to sales load that are not included in the performance calculations. If these charges were included, performance shown would be lower.

Please remember that past performance is no guarantee of future results.


LIFEPATH OPPORTUNITY FUND

--------------------------------------------------------------------------------

                   LIFEPATH OPPORTUNITY FUND CLASS A SHARES
                             CALENDAR YEAR RETURNS
     -----------------------------------------------------------------------

                                  [BAR CHART]

     -----------------------------------------------------------------------

Best Qtr.:        Q2'97     5.62%       Worst Qtr.:       Q2'98     -1.10%

1. Returns do not reflect sales charges, if they did, returns would be lower. The LifePath Opportunity Fund's year-to-date performance for the quarter ended March 31, 1999 was 0.21%

---------------------------------------------------------------------------
Average Annual Total Returns (%)
for the period ended 12/31/98
---------------------------------------------------------------------------
LifePath Opportunity Fund                    1 year         Inception
                                        -----------------------------------
Class A (Incept. 3/1/94)                      5.17            7.46
                                        -----------------------------------
Class B (Incept. 8/3/98)                      4.51            7.65
                                        -----------------------------------
Class C (Incept. 12/1/98)                     8.44            7.94
---------------------------------------------------------------------------
[Benchmark]                                   [  ]            [  ]
---------------------------------------------------------------------------

LIFEPATH 2010 FUND

--------------------------------------------------------------------------------

                      LIFEPATH 2010 FUND CLASS A SHARES
                            CALENDAR YEAR RETURNS
     -----------------------------------------------------------------------

                                  [BAR CHART]

     -----------------------------------------------------------------------

Best Qtr.:        Q4'98     9.99%       Worst Qtr.:       Q3'98     -3.57%

1. Returns do not reflect sales charges, if they did, returns would be lower. The LifePath 2010 Fund's year-to-date performance for the quarter ended
March 31, 1999 was 1.21%.

---------------------------------------------------------------------------
Average Annual Total Returns (%)
for the period ended 12/31/98
---------------------------------------------------------------------------
LifePath 2010 Fund                          1 year           Inception
                                        -----------------------------------
Class A (Incept. 3/1/94)                     10.49              11.94
                                        -----------------------------------
Class B (Incept. 3/1/97)                     10.03              12.14
                                        -----------------------------------
Class C (Incept. 12/1/98)                    14.03              12.4
---------------------------------------------------------------------------
[Benchmark]                                  [   ]              [   ]
---------------------------------------------------------------------------

LIFEPATH 2020 FUND

--------------------------------------------------------------------------------

                 LIFEPATH 2020 FUNDS CLASS A SHARES CALENDAR
                                 YEAR RETURNS
     -----------------------------------------------------------------------

                                  [BAR CHART]

     -----------------------------------------------------------------------

Best Qtr.:        Q4'98    14.48%       Worst Qtr.:       Q3'98     -6.81%

1. Returns do not reflect sales charges, if they did, returns would be lower. The LifePath 2020 Fund's year-to-date performance for the quarter ended
March 31, 1999 was 1.95%.

---------------------------------------------------------------------------
Average Annual Total Returns (%)
for the period ended 12/31/98
---------------------------------------------------------------------------
LifePath 2020  Fund                         1 year           Inception
                                        -----------------------------------
Class A (Incept. 3/1/94)                     14.20              14.93
                                        -----------------------------------
Class B (Incept. 3/1/97)                     14.1               15.19
                                        -----------------------------------
Class C (Incept. 12/1/98)                    18.04              15.42
---------------------------------------------------------------------------
[Benchmark]                                  [   ]              [   ]
---------------------------------------------------------------------------


LIFEPATH 2030 FUND

--------------------------------------------------------------------------------

                  LIFEPATH 2030 FUND CLASS A SHARES CALENDAR
                                 YEAR RETURNS
     -----------------------------------------------------------------------

                                  [BAR CHART]

     -----------------------------------------------------------------------

Best Qtr.:        Q4'98    17.93%       Worst Qtr.:       Q3'98     -9.23%

1. Returns do not reflect sales charges, if they did, returns would be lower. The LifePath 2030 Fund's year-to-date performance for the quarter ended
March 31, 1999 was 2.17%.

---------------------------------------------------------------------------
Average Annual Total Returns (%)
for the period ended 12/31/98
---------------------------------------------------------------------------
LifePath 2030  Fund                         1 year           Inception
                                        -----------------------------------
Class A (Incept. 3/1/94)                     16.86              17.17
                                        -----------------------------------
Class B (Incept. 3/1/97)                     16.78              17.42
                                        -----------------------------------
Class C (Incept. 12/1/98)                    20.73              17.63
---------------------------------------------------------------------------
[Benchmark]                                  [   ]              [   ]
---------------------------------------------------------------------------

LIFEPATH 2040 FUND

--------------------------------------------------------------------------------

                  LIFEPATH 2040 FUND CLASS A SHARES CALENDAR
                                 YEAR RETURNS
     -----------------------------------------------------------------------

                                  [BAR CHART]

     -----------------------------------------------------------------------

Best Qtr.:        Q4'98    21.54%       Worst Qtr.:       Q3'98    -11.63%

1. Returns do not reflect sales charges, if they did, returns would be lower. The LifePath 2040 Fund's year-to-date performance for the quarter ended
March 31, 1999 was 3.23%.

---------------------------------------------------------------------------
Average Annual Total Returns (%)
for the period ended 12/31/98
---------------------------------------------------------------------------
LifePath 2010  Fund                         1 year           Inception
                                        -----------------------------------
Class A (Incept. 3/1/94)                     19.56              19.34
                                        -----------------------------------
Class B (Incept. 3/1/97)                     19.61              19.58
                                        -----------------------------------
Class C (Incept. 12/1/98)                    23.60              19.79
---------------------------------------------------------------------------
[Benchmark]                                  [   ]              [   ]
---------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Amounts are expressed as a % of the initial purchase amount.

--------------------------------------------------------------------------------
                                    All
                                    Funds            All Funds        All Funds
                                   ---------------------------------------------
                                   Class A            Class B          Class C
--------------------------------------------------------------------------------
Minimum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)   4.50%                None             None
--------------------------------------------------------------------------------
Maximum deferred sales charge
   (load) (as a percentage of
   purchase price)                 None                 5.00%            1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------
                               LifePath Opportunity Fund    LifePath 2010 Fund       LifePath 2020 Fund
--------------------------------------------------------------------------------------------------------------
                                 Class    Class    Class   Class   Class    Class   Class  Class   Class
                                   A        B        C       A       B        C       A      B       C
--------------------------------------------------------------------------------------------------------------
Management Fee                             .55%                     .55%                    .55%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fee          .25%     .75%     .75%    .25%    .75%     .75%    .25%   .75%      .75%
                              --------------------------------------------------------------------------------
Other Expenses                    .51%    1.71%    1.36%    .50%    .54%    6.42%    .50%   .54%    50.72%
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL                      1.31%   3.01%    2.66%   1.30%   1.84%    7.72%   1.30%  1.84%    52.02%
   FUND OPERATING
   EXPENSES
--------------------------------------------------------------------------------------------------------------


1 The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Funds' actual expenses after waivers are currently as follows: (Investment Advisory Fee/Distribution Fee/Other Expenses/Total): LifePath Opportunity Fund (Class A: .55%/.75%/.50%/1.30%) (Class B: .55%/.75%/.50%/1.80%) (Class C:
     .55%/.75%/50%/1.80%), LifePath 2010 Fund (Class A: .55%/.25%/.50%/1.30%)
     (Class B: .55%/.75%/.50%/1.80%) (Class C: .55%/.75%/.50%/1.80%), LifePath
     2020 Fund (Class A: .55%/.25%/.50%/1.30%) (Class B: .55%/.75%/.50%/1.80%)
     (Class C: .55%/.75%/.50%/1.80%). Fee waivers are voluntary and may be discontinued or modified at any time.


-------------------------------------------------------------------------------------------------------
                                               LifePath 2030 Fund               LifePath 2040 Fund
-------------------------------------------------------------------------------------------------------
                                        Class     Class     Class          Class    Class     Class
                                          A         B        C               A        B         C
-------------------------------------------------------------------------------------------------------
Management Fee                          .55%                                          .55%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fee                .25%       .75%      .75%            .25%     .75%     .75%
                           ----------------------------------------------------------------------------
Other Expenses                          .50%       .54%    71.57%            .50%     .50%    3.41%
-------------------------------------------------------------------------------------------------------
TOTAL ANNUAL                           1.30%      1.84%    72.87%           1.30%    1.80%    4.71%
   FUND OPERATING
   EXPENSES
-------------------------------------------------------------------------------------------------------

1 The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Funds' actual expenses after waivers are currently as follows: (Investment Advisory Fee/Distribution Fee/Other Expenses/Total): LifePath 2030 Fund (Class A:
     .55%/.25%/.50%/1.30%) (Class B: .55%/.75%/.50%/1.80%) (Class C:
     .55%/.75%/.50%/1.80%), LifePath 2040 Fund (Class A: .55%/.25%/.50%/1.30%)
     (Class B: .55%/.75%/.50%/1.80%) (Class C: .55%/.75%/.50%/1.80%), Fee
     waivers are voluntary and may be discontinued or modified at any time.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT YOU REDEEM YOUR SHARES AT THE END OF EACH PERIOD:

-----------------------------------------------------------------------------------------------------------

           LifePath Opportunity Fund         LifePath 2010 Fund            LifePath 2020 Fund
-----------------------------------------------------------------------------------------------------------
            Class     Class   Class          Class     Class     Class     Class     Class     Class
              A         B       C              A         B         C         A         B         C
-----------------------------------------------------------------------------------------------------------
1 YEAR      $  577       804  $  369          $  576   $  687    $  862    $  576    $  687    $ 4079
-----------------------------------------------------------------------------------------------------------
3 YEARS     $  847    $ 1230  $  826          $  844   $  879    $ 2223    $  844    $  879    $ 7204
-----------------------------------------------------------------------------------------------------------
5 YEARS     $ 1136    $ 1782  $ 1410          $ 1131   $ 1195    $ 3606    $ 1131    $ 1195    $ 8109
-----------------------------------------------------------------------------------------------------------
10 YEARS    $ 1958    $ 2531  $ 2993          $ 1947   $ 1881    $ 6747    $ 1947    $ 1881    $ 8448
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
               LifePath 2030 Fund                 LifePath 2040 Fund
----------------------------------------------------------------------------------------------------------
               Class     Class     Class          Class     Class     Class
                 A         B         C              A         B         C
----------------------------------------------------------------------------------------------------------
1 YEAR         $  576    $  687    $ 4914          $  576   $  683    $  572
----------------------------------------------------------------------------------------------------------
3 YEARS        $  844    $  879    $ 6858          $  844   $  866    $ 1419
----------------------------------------------------------------------------------------------------------
5 YEARS        $ 1131    $ 1195    $ 7069          $ 1131   $ 1175    $ 2372
----------------------------------------------------------------------------------------------------------
10 YEARS       $ 1947    $ 1881    $ 7093          $ 1947   $ 1858    $ 4779
----------------------------------------------------------------------------------------------------------

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIODS
SHOWN:

--------------------------------------------------------------------------------------------------------------
               LifePath Opportunity Fund          LifePath 2010 Fund            LifePath 2020 Fund
--------------------------------------------------------------------------------------------------------------
               Class     Class     Class          Class     Class     Class      Class    Class   Class
                 A         B         C              A         B         C          A        B       C
--------------------------------------------------------------------------------------------------------------
1 YEAR         $  577    $  304    $  269         $  576    $  187    $  762     $  576   $  187   $ 3979
--------------------------------------------------------------------------------------------------------------
3 YEARS        $  847    $  930    $  826         $  844    $  579    $ 2223     $  844   $  579   $ 7204
--------------------------------------------------------------------------------------------------------------
5 YEARS        $ 1136    $ 1582    $ 1410         $ 1131    $  995    $ 3606     $ 1131   $  995   $ 8109
--------------------------------------------------------------------------------------------------------------
10 YEARS       $ 1958    $ 2531    $ 2993         $ 1947    $ 1881    $ 6747     $ 1947   $ 1881   $ 8448
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                              LifePath 2030 Fund                                LifePath 2040 Fund
--------------------------------------------------------------------------------------------------------------
                       Class           Class          Class           Class          Class           Class
                         A               B              C               A              B               C
--------------------------------------------------------------------------------------------------------------
1 YEAR                   $    576        $     187      $   4814        $    576       $   183         $  472
--------------------------------------------------------------------------------------------------------------
3 YEARS                  $    844        $     579      $   6858        $    844       $   566         $ 1419
--------------------------------------------------------------------------------------------------------------
5 YEARS                  $   1131        $     995      $   7069        $   1131       $   975         $ 2372
--------------------------------------------------------------------------------------------------------------
10 YEARS                 $   1947        $    1881      $   7093        $   1947       $  1858         $ 4779
--------------------------------------------------------------------------------------------------------------

KEY INFORMATION

WHAT IS A "MASTER/FEEDER FUND ARRANGEMENT" AND WHY IS IT USED?
The Funds in this prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable. See "Additional Services and Information" on page __ for additional details.

KEY TERMS
An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

The summary information on the previous pages is designed to provide you with an overview of the Funds. The sections that follow provide more detailed information about the investments and management of each Fund. words appearing in italicized print and highlighted in color are defined in the glossary.

Important information you should look for:

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES
What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this prospectus?

PERMITTED INVESTMENTS
A summary of the Fund's key permitted investments and practices.

IMPORTANT RISK FACTORS
What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

FINANCIAL HIGHLIGHTS
Provides important financial information about each class of shares of the Fund.

LIFEPATH FUNDS

INVESTMENT OBJECTIVE
Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

 .    LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000. The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the year 2000, but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.
 .    LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.
 .    LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.
 .    LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.
 .    LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

INVESTMENT POLICIES
The LifePath Fund were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title year approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the LifePath 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

We allocate and reallocate assets among a wide range of U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will employ a "post-target" strategy in which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post-target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in debt securities and cash. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.

PERMITTED INVESTMENTS
We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across as many as 17 asset classes, as represented by the indexes listed below and money market instruments.

We use a statistical method known as "sampling" in order to try to recreate the total return of the following stock indexes as closely as possible:

 .    The S&P/BARRA Value Stock Index, which consists primarily of large-
     capitalization U.S. stocks with lower than average price-to-book ratios;
 .    The S&P/BARRA Growth Stock Index, which consists primarily of large-
     capitalization U.S. stocks with higher than average price-to-book ratios;
 .    The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;
 .    The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;
 .    The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;
 .    The Micro Capitalization Market Index, which consists primarily of small-
     capitalization U.S. stocks;
 .    The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;
 .    The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;
 .    The Morgan Stanley Capital International Japan Index, consisting of primarily large-capitalization Japanese stocks; and
 .    The Morgan Stanley Capital International Europe, Australia, Far East
     exJapan Index, consisting primarily of non-Japanese foreign stocks.


We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

 .    The Lehman Brothers Long-Term Government Bond Index, which consists of all
     U.S. Government bonds with maturities of at least ten years;
 .    The Lehman Brothers Intermediate-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;
 .    The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

 .    The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year; and
 .    The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass throughs issued by or backed by the U.S. Government or its agencies.

We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

We may also invest in stocks of U.S. and foreign issuers not included in the indexes listed above. Foreign equity exposure may be through stocks purchased on foreign exchanges or through American Depository Receipts or similar instruments sold on U.S. exchanges.

In addition, under normal market conditions, we may invest:

 .    in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks; and
 .    in interest rate and index swaps.

We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. As part of our investment strategy, we may invest varying portions of our assets in money market instruments. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. During such periods, a Fund may not achieve its objective. Each Fund is a diversified portfolio.

PORTFOLIO MANAGEMENT
The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

IMPORTANT RISK FACTORS
You should consider both the General Investment Risks beginning on page __ and the specific risks listed below. They are all important to your investment choice.

We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

LIFEPATH FUNDS               FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years for since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIFEPATH OPPORTUNITY FUND
                                                     CLASS A SHARES -- COMMENCED ON
                                                     MARCH 1, 1994
                                                     -------------------------------------------------------------------------------
                                                     Year Ended        Year Ended       Year Ended       Year Ended      Year Ended
                                                      Feb. 28,           Feb. 28,         Feb. 28,         Feb. 29,        Feb. 28,
                                                       1999               1998             1997             1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.83          $  10.71        $ 10.64          $  9.92         $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.36              0.43           0.42             0.40             0.34
  Net realized and unrealized gain (loss)
    on investments                                        0.32              0.81           0.28             0.86            (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                   0.68              1.24           0.70             1.25             0.20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                             (0.37)            (0.44)         (0.42)           (0.41)           (0.27)
  From net realized capital gain                         (0.62)            (0.68)         (0.21)           (0.13)           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (0.99)            (1.12)         (0.43)           (0.54)           (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.52          $  10.83       $  10.71         $  10.64         $   9.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             6.40%            11.99%          6.74%           12.98%            2.10%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                     $ 56,986          $ 67,609       $ 84,949         $100,070         $ 54,617
  Number of shares outstanding,
    end of period (000)                                  5,416             6,272          7,934            9,406            5,503
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                 1.25%             1.20%          1.20%            1.20%            1.20%
  Ratio of net investment income
    to average net assets                                 3.27%             1.83%          3.93%            4.00%            4.52%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                  66%               39%           100%              84%              17%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses            1.31%              N/A            N/A              N/A              N/A
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed expenses     3.21%              N/A            N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              LIFEPATH 2010 FUND
                                                   CLASS B SHARES --  CLASS C SHARES--        CLASS A SHARES --
                                                   COMMENCED ON       COMMENCED ON            COMMENCED ON
                                                   AUGUST 1, 1998     DECEMBER 1, 1998        MARCH 1, 1994
                                                   -------------------------------------------------------------------------------
                                                   Year Ended   Year Ended  Year Ended      Year Ended   Year Ended     Year Ended
                                                    Feb. 28,     Feb. 28,     Feb. 28,       Feb. 28,     Feb. 29,       Feb. 29,
                                                     1999         1998         1999            1998         1997           1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.91      $ 11.24       $13.16        $ 12.20       $ 11.42         $ 9.99
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.07         0.04         0.32           0.36          0.34           0.32
  Net realized and unrealized gain (loss)                                       0.94
    on investments                                    0.29        (0.04)                       1.82          0.95           1.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)               0.36         0.00         1.26           2.18          1.29           1.90
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                         (0.04)       (0.01)       (0.33)         (0.38)        (0.34)         (0.33)
  From net realized capital gain                     (0.62)       (0.51)       (0.82)         (0.84)        (0.17)         (0.14)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.66)       (0.62)       (1.15)         (1.22)        (0.51)         (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 10.61      $ 10.62       $13.27        $ 13.16       $ 12.20        $ 11.42
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         3.35%        0.02%        9.91%         18.45%        11.60%         19.40%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                  $ 3,161      $ 4,758      $89,543        $89,659       $82,971        $67,178
  Number of shares outstanding,
    end of period (000)                                298          448        6,750          6,815         6,501          5,883
----------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio of expenses to average net assets             1.70%        1.76%        1.25%          1.20%         1.20%          1.20%
  Ratio of net investment income
    to average net assets                             2.24%        2.27%        2.42%          2.85%         3.16%          3.06%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                              66%          66%          38%            46%           73%            39%
----------------------------------------------------------------------------------------------------------------------------------

                                                      3.01%        2.66%        1.28%

                                                      0.93%        1.37%        2.39%
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        LIFEPATH 2020 FUND
                                                     CLASS B SHARES --  CLASS A SHARES --
                                                     COMMENCED ON       COMMENCED ON
                                                     DECEMBER 1, 1998   MARCH 1, 1994
                                                     --------------------------------------------------------
                                                      Year Ended     Year Ended  Year Ended      Year Ended
                                                       Feb. 28,       Feb. 28,    Feb. 29,        Feb. 28,
                                                        1995             1999        1996            1997
---------------------------------------------------------------  --------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00        $ 13.10     $ 12.02         $ 13.98
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.34           0.22        0.19            0.04
  Net realized and unrealized gain (loss)
    on investments                                       (0.02)          0.97        1.88            0.09
-------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                   0.32           1.19        2.07            0.13
-------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                             (0.28)        (0.22)       (0.15)          (0.00)
  From net realized capital gain                         (0.05)        (0.82)       (0.84)          (0.82)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (0.33)        (1.04)       (0.99)          (0.82)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  9.99        $13.25      $ 13.10         $ 13.29
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             3.31%        9.30%        17.64%           1.11%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                      $36,764      $18,158       $ 6,248         $   675
  Number of shares outstanding,
    end of period (000)                                  3,679        1,371           477              51
-------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                 1.20%        1.76%         1.70%           1.76%
Ratio of net investment income
  to average net assets                                   4.40%        1.90%         2.15%           2.04%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                  24%          38%           46%             38%
-------------------------------------------------------------------------------------------------------------

                                                                       1.84%                         7.72%

                                                                       1.82%                        (3.92%)
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     LIFEPATH OPPORTUNITY FUND
                                                     CLASS A SHARES -- COMMENCED ON
                                                     MARCH 1, 1994
                                                     -------------------------------------------------------------------------------
                                                     Year Ended        Year Ended       Year Ended       Year Ended      Year Ended
                                                      Feb. 28,           Feb. 28,         Feb. 28,         Feb. 29,        Feb. 28,
                                                       1999               1998             1997             1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 14.70           $ 12.98          $ 11.98          $ 10.17         $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.24              0.28             0.27             0.27            0.28
  Net realized and unrealized gain (loss)
    on investments                                      1.47              2.73             1.43             2.03            0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                 1.71              3.01             1.70             2.30            0.40
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                           (0.25)            (0.29)           (0.28)           (0.28)          (0.23)
  From net realized capital gain                       (1.25)            (1.00)           (0.42)           (0.21)           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.50)            (1.29)           (0.70)           (0.49)          (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  14.91           $ 14.70          $ 12.98          $ 11.98         $ 10.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          12.02%            23.97%           14.65%           22.94%           4.12%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                   $165,584          $166,198         $146,226         $122,488         $66,036
  Number of shares outstanding,
    end of period (000)                               11,104            11,304           11,264           10,224           6,494
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets               1.25%             1.20%            1.20%            1.20%           1.20%
Ratio of net investment income
  to average net assets                                 1.61%             2.05%            2.38%            2.45%           3.64%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                36%               41%              61%              49%             28%
------------------------------------------------------------------------------------------------------------------------------------

                                                        1.26%

                                                        1.60%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B SHARES --                 CLASS C SHARES --
                                                     COMMENCED ON MARCH 3, 1997        COMMENCED ON DECEMBER 1, 1998
                                                     -------------------------------------------------------------------------------
                                                     Year Ended        Year Ended       Year Ended
                                                      Feb. 28,           Feb. 28,         Feb. 28,
                                                       1999               1997             1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 14.55           $ 12.79          $ 15.82
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.15              0.14             0.01
  Net realized and unrealized gain (loss)
    on investments                                      1.48              2.74             0.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                 1.63              2.88             0.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                           (0.15)            (0.12)           (0.00)
  From net realized capital gain                       (1.24)            (1.00)           (1.23)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.39)            (1.12)           (1.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 14.79           $ 14.55          $ 14.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          11.56%            23.05%            1.70%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                    $28,467           $ 12,129         $   192
  Number of shares outstanding,
    end of period (000)                                1,925                884              13
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets               1.76%              1.70%           1.71%
Ratio of net investment income
  to average net assets                                 1.04%              1.33%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                36%                41%             36%
------------------------------------------------------------------------------------------------------------------------------------


LIFEPATH FUNDS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIFEPATH OPPORTUNITY FUND
                                                     CLASS A SHARES --   CLASS B SHARES --   CLASS A SHARES --
                                                     COMMENCED ON        COMMENCED ON        COMMENCED ON
                                                     MARCH 1, 1994       MARCH 3, 1997       MARCH 1, 1994
                                                     -------------------------------------------------------------------------------
                                                     Year Ended        Year Ended            Year Ended   Year Ended      Year Ended
                                                      Feb. 28,           Feb. 28,            Feb. 28,      Feb. 29,        Feb. 28,
                                                       1999               1998                 1997         1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 16.51          $ 13.63               $ 12.34     $ 10.17         $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.18             0.23                  0.22        0.21            0.26
  Net realized and unrealized gain (loss)
    on investments                                       1.93             3.54                  1.83        2.45            0.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                  2.11             3.77                  2.05        2.66            0.39
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                            (0.19)           (0.23)                (0.23)      (0.22)          (0.22)
  From net realized capital gain                        (1.28)           (0.86)                (0.33)      (0.27)           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (1.47)           (1.09)                (0.56)      (0.49)          (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 17.15          $ 16.51               $ 13.83     $ 12.34         $ 10.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           13.25%           28.01%                17.01%      26.53%           4.03%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                    $134,008         $126,131              $101,078     $83,012         $41,153
  Number of shares outstanding,
    end of period (000)                                 7,812            7,642                 7,307       6,728           4,045
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                1.23%            1.20%                 1.20%       1.20%           1.20%
Ratio of net investment income
  to average net assets                                  1.07%            1.50%                 1.81%       1.92%           3.35%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                 19%              27%                   42%         39%             40%
------------------------------------------------------------------------------------------------------------------------------------

                                                         1.26%

                                                         1.04%
------------------------------------------------------------------------------------------------------------------------------------

                                                     LIFEPATH OPPORTUNITY FUND
                                                     CLASS B SHARES --   CLASS B SHARES --  CLASS C SHARES --  CLASS A SHARES --
                                                     COMMENCED ON        COMMENCED ON       COMMENCED ON       COMMENCED ON
                                                     MARCH 3, 1997       MARCH 3, 1994      DECEMBER 1, 1998   MARCH 1, 1994
                                                     -------------------------------------------------------------------------------
                                                       Year Ended         Year Ended        Year Ended         Year Ended
                                                         Feb. 28,          Feb. 28,           Feb. 28,           Feb. 28,
                                                          1995              1999               1999               1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 16.28             $ 13.63            $ 17.89            $ 17.07
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.09                0.10               0.00               0.08
  Net realized and unrealized gain (loss)
    on investments                                        1.92                3.50               0.31               2.39
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                   2.01                3.60               0.37               2.47
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                             (0.10)              (0.09)             (0.00)             (0.08)
  From net realized capital gain                         (1.26)              (0.86)             (1.26)             (1.59)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (1.36)              (0.95)             (1.26)             (1.67)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 16.93             $ 16.28            $ 16.94            $ 17.87
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            12.64%              26.93%              1.98%             14.98%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                      $25,206             $12,469            $91,999            $261,808
  Number of shares outstanding,
    end of period (000)                                  1,489                 766              5,432              14,649
----------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                 1.75%               1.70%              1.73%               1.25%
Ratio of net investment income
  to average net assets                                   0.52%               0.76%              0.16%               0.42%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                  19%                 27%                19%                 19%
----------------------------------------------------------------------------------------------------------------------------------

                                                          1.84%                                 72.87%               1.26%

                                                          0.43%                                 70.98%               0.41%
----------------------------------------------------------------------------------------------------------------------------------

                                                     LIFEPATH 2040 FUND
                                                     CLASS A SHARES --
                                                     COMMENCED ON MARCH 1, 1994
                                                     -----------------------------------------------------------------------------
                                                        Year Ended      Year Ended  Year Ended        Year Ended       Year Ended
                                                          Feb. 28,        Feb. 28,   Feb. 29,           Feb. 28,         Feb. 28,
                                                           1998            1997       1996               1995             1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 14.50         $ 12.84      $ 10.37          $ 10.00          $ 16.76
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.13            0.16        0.15              0.18              (0.01)
  Net realized and unrealized gain (loss)
    on investments                                         4.17            2.35        2.82              0.34               2.33
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                    4.30            2.51        2.97              0.52               2.32
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                              (0.14)          (0.16)      (0.16)            (0.15)             (0.01)
  From net realized capital gain                          (1.59)          (0.69)      (0.34)             0.00              (1.55)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (1.73)          (0.85)      (0.50)            (0.15)             (1.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 17.07         $ 14.50      $12.84            $10.37             $17.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             30.66%          20.17%      28.91%             5.26%             14.37%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                      $248,195        $189,560    $142,738           $56,737            $63,395
  Number of shares outstanding,
    end of period (000)                                  14,537          13,073      11,114             5,472              3,678
----------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                  1.20%           1.20%       1.20%             1.20%              1.75%
Ratio of net investment income
  to average net assets                                    0.82%           1.22%       1.29%             2.35%             (0.12%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                   34%             48%         29%                5%                19%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            1.78%

                                                                                                                           (0.15%)
----------------------------------------------------------------------------------------------------------------------------------

                                                    LIFEPATH OPPORTUNITY FUND
                                                    CLASS B SHARES --    CLASS C SHARES
                                                    COMMENCED ON         COMMENCED ON
                                                    MARCH 3, 1997        DECEMBER 1, 1998
                                                    ---------------------------------
                                                          Year Ended      Year Ended
                                                            Feb. 29,        Feb. 28,
                                                             1998            1999
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 14.29         $ 18.01
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.03           (0.01)
  Net realized and unrealized gain (loss)
    on investments                                           4.06            1.08
-------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS (LOSS)                      4.09            1.07
-------------------------------------------------------------------------------------
Less distributions:
  From net investment income                                (0.03)          (0.00)
  From net realized capital gain                            (1.59)          (1.55)
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (1.62)          (1.55)
-------------------------------------------------------------------------------------
Net asset value, end of period                             $16.76          $17.53
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               29.47%           6.40%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000)                          $30,754         $3,096
  Number of shares outstanding,
    end of period (000)                                      1,835            177
-------------------------------------------------------------------------------------
Ratio to average net assets (annualized)
  Ratio to expenses to average net assets                     1.70%          1.71%
Ratio of net investment income
  to average net assets                                       0.08%         (0.39%)
-------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                      34%            19%
-------------------------------------------------------------------------------------

                                                                             4.71%

                                                                            (3.39%)
-------------------------------------------------------------------------------------

/1/  Ratios include expenses charged to the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio. This amount may vary depending on, among other things, the mix of traders, trading practices and commission rate structures.

/4/  Distribution was less than $.01 per share.

GENERAL INVESTMENT RISKS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page ___. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.
 .    We cannot guarantee that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.
 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.
 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.
 .    The Funds invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets and are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.
 .    The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.
 .    The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

COUNTER-PARTY RISK -- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

CREDIT RISK -- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

CURRENCY RISK-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DIPLOMATIC RISK--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

EMERGING MARKET RISK--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

EXPERIENCE RISK--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions:

INFORMATION RISK--The risk that information about a security is either unavailable, incomplete or is inaccurate.

INTEREST RATE RISK--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

LEVERAGE RISK--The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

MARKET RISK--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

POLITICAL RISK--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

REGULATORY RISK--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

YEAR 2000 RISK--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

INVESTMENT PRACTICE/RISK

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                RISK
------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with Interest rates that are adjusted either           Interest Rate and         .
on a schedule or when an Index or benchmark changes.               Credit Risk
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees to buy      Credit and
back a security at an agreed upon time and price, usually with     Counter-Party Risk        .
interest.
------------------------------------------------------------------------------------------------

OTHER MUTUAL FUNDS
The temporary Investment in shares of another mutual fund.         Market Risk
A pro rata portion of the other fund's expenses in addition                                 .
to the expenses paid by the Funds, will be borne by Fund
shareholders.
------------------------------------------------------------------------------------------------

FOREIGN SECURITIES                                                 Information, Political
Securities in a dollar-denominated debt of non-U.S.                Regulatory, Diplomatic    .
companies or foreign governments.                                  Liquidity and
                                                                   Currency Risk
------------------------------------------------------------------------------------------------

OPTIONS
The right or obligation to receive or deliver a security or        Credit, Information and
cash payment depending on the security's price or the              Liquidity Risk
performance of an index or benchmark.
  ----------------------------------------------------------------------------------------------
  Stock Index Futures                                                                        .
  Options on Stock Index Futures                                                             .
  Index Swaps                                                                                .
  Interest Rate Futures                                                                      .
  Interest Rate Futures Options                                                              .
  Interest Rate Swaps                                                                        .
------------------------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers             Credit, Leverage and
and financial institutions to increase return on those             Counter-Party Risk        .
securities. Loans may be made in accordance with existing
investments policies.
------------------------------------------------------------------------------------------------

BORROWING POLICIES
The ability to borrow an equivalent of 20% of assets               Counter-Party and
from banks for temporary purposes to meet shareholder              Leverage Risk             .
redemptions.
------------------------------------------------------------------------------------------------

ILLIQUID SECURITIES
A security that cannot be readily sold or cannot be                Liquidity Risk
readily sold without negatively affecting its fair price.                                    .
Limited to 15% of assets.
------------------------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the statement of additional information for the Funds.

The Board of Trustees of Stagecoach Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                              BOARD OF DIRECTORS
----------------------------------------------------------------------------
                       Supervises the Funds' activities
----------------------------------------------------------------------------

              INVESTMENT ADVISOR                        CUSTODIAN
----------------------------------------------------------------------------
Barclays Global Fund Advisors             Barclays Global Investors, N.A.
45 Fremont Street, San Francisco, CA      45 Fremont St., San Francisco, CA

Manages the Funds' investment             Provides safekeeping for the
activities                                Funds' assets
----------------------------------------------------------------------------

                                                                  SHAREHOLDER
                                               TRANSFER            SERVICING
   DISTRIBUTOR       ADMINISTRATOR              AGENT                AGENTS
--------------------------------------------------------------------------------
Stephens Inc.     Wells Fargo Bank, N.A.  Wells Fargo Bank, N.A.  Various Agents
111 Center St.    525 Market St.          525 Market St.
Little Rock, AR   San Francisco, CA       San Francisco, CA
Markets the Funds Manages the             Maintains records       Provide
and distributes   Funds' business         of shares and           services to
Fund shares.      activities              supervises the          customers
                                          paying of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SHAREHOLDERS
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

THE INVESTMENT ADVISOR
BGFA, a wholly owned subsidiary of BGI and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the LifePath Master Portfolios. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of January 1, 1999, BGFA managed or provided investment advice for assets aggregating in excess of $27 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive .55% of each Master Portfolio's net assets.

THE ADMINISTRATOR
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees.

SHAREHOLDER SERVICING PLAN
We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays .25% of its average net assets.

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:
 .  CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.
 . CLASS B SHARES - with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.
 . CLASS C SHARES - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Asset Allocation and Index Allocation Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. The money market funds listed in this prospectus do not impose sales charges on the purchase of Class A shares. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

--------------------------------------------------------------------------------
                   CLASS A SHARES LISTED IN THIS PROSPECTUS
                   HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
--------------------------------------------------------------------------------
                        FRONT-END SALES    FRONT-END SALES        DEALER
                          CHARGE AS %        CHARGE AS %         ALLOWANCE
     AMOUNT                OF PUBLIC        OF NET AMOUNT      AS % OF PUBLIC
   OF PURCHASE          OFFERING PRICE        INVESTED            OFFERING
---------------------------------------------------------------------------------
Less than $50,000            4.50%              4.71%               4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999           4.00%              4.17%               3.50%
--------------------------------------------------------------------------------
$100,000 to $249,999         3.50%              3.63%               3.00%
--------------------------------------------------------------------------------
$250,000 to $499,999         2.50%              2.56%               2.25%
--------------------------------------------------------------------------------
$500,000 to $999,999         2.00%              2.04%               1.75%
--------------------------------------------------------------------------------
$1,000,000 and over/1/       0.00%              0.00%               1.00%
--------------------------------------------------------------------------------

/1/We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

CLASS B SHARE CDSC SCHEDULE
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

                 CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE
                     THE FOLLOWING SALES CHARGE SCHEDULE:

----------------------------------------------------------------------------------------------------------------------------
REDEMPTION WITHIN      1 YEAR        2 YEARS          3 YEARS         4 YEARS         5 YEARS        6 YEARS      7 YEARS
----------------------------------------------------------------------------------------------------------------------------
                       5.00%         4.00%             3.00%           3.00%            2.00%          1.00%      A shares
----------------------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.


After July 17, 1999, purchases of Class A shares are subject to the following sales charge schedule:

      CLASS B SHARES LISTED IN THE PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE
----------------------------------------------------------------------------------------
Redeption within   1 year    2 years   3 years   4 years    5 years   6 years   7 years
----------------------------------------------------------------------------------------
CDSC                5.00%     4.00%     3.00%     3.00%      2.00%     1.00%     0.00%
----------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the latest expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

CLASS C SHARE CDSC SCHEDULE
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:

 .    You pay no sales charges on Fund shares you buy with REINVESTED distributions.
 .    You pay a lower sales charge if you are investing an amount over a
     BREAKPOINT LEVEL. See the "Class A Share Sales Charge Schedule" above.
 .    By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount. After July 17, 1999, purchases of Norwest Advantage Funds will also be counted toward your investment commitment.
 .    RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach (or Norwest Advantage after July 17, 1999) front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
 .    If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for
     shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.
 .    You may reinvest into a Stagecoach Fund with no sales charge a REQUIRED distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;
 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or
 .    the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940 ("1940 Act")), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
If you plan to invest, for example, $100,000 in a Stagecoach or Norwest Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999

CLASS B AND CLASS C SHARE CDSC REDUCTIONS:
 .    You pay no CDSC on Funds shares you purchase with REINVESTED distributions.
 .    We waive the CDSC for all redemptions made because of SCHEDULED OR
     MANDATORY distributions for certain retirement plans. (See your retirement plan disclosure for details.)
 .    We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S
     DEATH OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability"
     is defined by the Internal Revenue Code of 1986.)
 .    We waive the CDSC for redemptions made at the DIRECTION of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.
 .    We waive Class C share CDSC for certain types of accounts.

For Class B shares purchased outside of an IRA or other qualified plan after
July 17, 1999, no CDSC is imposed on withdrawals that occur under the following circumstances:
 .    Withdrawals are made by participating in the Systematic Withdrawal Plan;
 .    Withdrawals may not exceed 10% of your fund assets annually based on your anniversary date in the Systematic Withdrawal Plan; and
 .    you must participate in the dividend and capital gain reinvestment program.

WAIVER FOR CERTAIN PARTIES
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:
 .    Current and retired employees, directors and officers of:
     .    Stagecoach Funds and its affiliates;
     .    Wells Fargo Bank, Norwest Bank and their affiliates;
     .    Stephens and its affiliates; and
     .    Broker-Dealers who act as selling agents.
 .    The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director of officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

DISTRIBUTION PLAN

We have adopted a distribution plan for the Funds. This plan authorizes payment for distribution-related expenses, and compensation for distribution-related services, including on-going compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

------------------------------------------------------------------------------------
                                               Class A       Class B       Class C
------------------------------------------------------------------------------------
LifePath Opportunity Fund                           .25%          .75%          .75%
------------------------------------------------------------------------------------
LifePath 2010 Fund                                  .25%          .75%          .75%
------------------------------------------------------------------------------------
LifePath 2020 Fund                                  .25%          .75%          .75%
------------------------------------------------------------------------------------
LifePath 2030 Fund                                  .25%          .75%          .75%
------------------------------------------------------------------------------------
LifePath 2040 Fund                                  .25%          .75%          .75%
------------------------------------------------------------------------------------

MIP RULE 12B-1 PLAN

The Board of Trustees of Master Investment Portfolio ("MIP") has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to .25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Wells Fargo money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may make exchanges between like share classes. You may also exchange from Class A, Class B or Class C shares and non-institutional class shares to a non-institutional money market fund.

YOUR ACCOUNT

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

PRICING FUND SHARES:

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the Net Asset Value ("NAV") of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times are processed the next business day.

 .  The funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

YOU CAN BUY FUND SHARES:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

MINIMUM INVESTMENTS:
 .  $1,000 per Fund minimum initial investment;/1/ or

 .  $100 per Fund if you use the Systematic Purchase Program; and

 .  $100 per Fund for all investments after your first.

/1/ Purchases of Class B shares in amounts of $250,000 or more require the prior approval of your selling agent.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

HOW TO BUY SHARES

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

-------------------------------------------------------------------------------------------------
BY MAIL
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
Complete a Stagecoach Funds application.  Be sure to indicate the Fund name and the share class into which you intend to
invest.  Failure to complete an application properly may result
in a delay in processing your request.                               MAIL TO:
-----------------------------------------------------------------
Enclose a check for at least $1,000 made out in the full name        Stagecoach Funds
and share class of the Fund.  For example, "LifePath                 PO Box 7066
Opportunity Fund, Class B."                                          San Francisco, CA
                                                                     94120-9201
-----------------------------------------------------------------
You may start your account with $100 if you elect the Systematic
Purchase plan option on the application.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
-------------------------------------------------------------------------------------------------
Make a check payable to the full name and share class of your        MAIL TO:
Fund for at least $100.  Be sure to write your account number        Stagecoach Funds
on the check as well.                                                PO Box 7066
                                                                     San Francisco, CA
                                                                     94120-9201
-----------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
BY WIRE
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
IF YOU DO NOT CURRENTLY HAVE AN ACCOUNT, COMPLETE A STAGECOACH        MAIL TO:
FUNDS APPLICATION.  YOU MUST WIRE AT LEAST $1,000.  BE SURE TO        Stagecoach Funds
INDICATE THE FUND NAME AND THE SHARE CLASS INTO WHICH YOU             PO Box 7066
INTEND TO INVEST.                                                     San Francisco, CA
                                                                      94120-9201
-----------------------------------------------------------------
Mail the completed application.                                       FAX TO:
-----------------------------------------------------------------
You may also fax the completed application (with original to          1-415-546-0280
follow).
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------------------
INSTRUCT YOUR WIRING BANK TO TRANSMIT AT LEAST $100 ACCORDING TO      WIRE TO:
THE INSTRUCTIONS GIVEN TO THE RIGHT.  BE SURE TO HAVE THE             Stagecoach Funds
WIRING BANK INCLUDE YOUR CURRENT ACCOUNT NUMBER AND THE NAME          PO Box 7066
YOUR ACCOUNT IS REGISTERED IN.                                        San Francisco, CA
                                                                      94120-9201
-----------------------------------------------------------------

                                                                      Bank Routing Number:
                                                                      121000248

                                                                      Wire Purchase Account
                                                                      Number:
                                                                      4068-000587

                                                                      Attention:
                                                                      Stagecoach Funds (Name
                                                                      of Fund and Share Class)

                                                                      Account Name:
                                                                      (Registration Name
                                                                      Indicated on Application)
                                                                      ----------------------------

-------------------------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Funds Trust Account.
                                                                           CALL:
--------------------------------------------------------------------
Call Investor Services and instruct the representative to either:          1-800-222-8222
 .  transfer at least $1,000 from a linked settlement account, or
 .  exchange at least $1,000 worth of shares from an existing
   Stagecoach Fund.  Please see "Exchanges" for special rules.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
-------------------------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:          CALL:
 .  transfer at least $100 from a linked settlement account, or             1-800-222-8222
 .  exchange at least $100 worth of shares from another
   Stagecoach Fund.
-------------------------------------------------------------------------------------------------

SELLING SHARES:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

-------------------------------------------------------------------------------------------------
BY MAIL
-------------------------------------------------------------------------------------------------
IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full
Redemption").
-----------------------------------------------------------------
Make sure all the account owners sign the request.
-----------------------------------------------------------------
You may request that redemption proceeds be sent to you by                 MAIL TO:
check, by ACH transfer into a bank account, or by wire.  Please            Stagecoach Funds
call Investor Services regarding requirements for linking bank             PO Box 7066
accounts or for wiring funds.  We reserve the right to charge a            San Francisco, CA
fee for wiring funds although it is not currently our practice             94120-9201
to do so.
-----------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000.  You can get a signature guarantee at financial institutions such as a bank or brokerage house.  We do not
accept notarized signatures.
-------------------------------------------------------------------------------------------------

BY PHONE
-------------------------------------------------------------------------------------------------
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Taxpayer
Identification Number.
------------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
------------------------------------------------------------------
You may request that redemption proceeds be sent to you by
check, by transfer into an ACH-linked bank account, or by wire.
Please call Investor Services regarding requirements for
linking bank accounts or for wiring funds.  We reserve the
right to charge a fee for wiring funds although it is not                  CALL:
currently our practice to do so.                                           1-800-222-8222
------------------------------------------------------------------
Telephone privileges are automatically made available to you unless you specifically decline them on your application or
subsequently in writing.
------------------------------------------------------------------
Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who
provides reasonable confirmation of their identity, such as
providing the Taxpayer Identification Number on the account.
We will not be liable for any losses incurred if we follow
telephone instructions we reasonably believe to be genuine.
------------------------------------------------------------------
Telephone requests are not accepted if the address on your
account was changed by phone in the last 15 days.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
-------------------------------------------------------------------------------------------------
We determine the NAV of the funds each day as of the close of regular trading on the NYSE, which is generally 1:00 PM (Pacific time)/3:00 P.M. (Central time).
-------------------------------------------------------------------------------------------------
Your redemptions are net of any applicable CDSC.
-------------------------------------------------------------------------------------------------
We will process requests to sell shares at the first NAV calculated after a request in proper form is received.  Requests received before the cutoff times are processed on the same business day.
-------------------------------------------------------------------------------------------------
If your purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.  There maybe special requirements that supersede the directions in this Prospectus.
-------------------------------------------------------------------------------------------------
We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected.  Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
-------------------------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than
$250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period.  If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash.  Therefore, we may pay all or part of the redemption in securities of equal value.
-------------------------------------------------------------------------------------------------

YOUR ACCOUNT

--------------------------------------------------------------------------------

                     FOR TRANSACTIONS AFTER JULY 17, 1999

HOW TO BUY SHARES

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

--------------------------------------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------------------------------------
Complete a Stagecoach Fund application. Be sure to indicate the Fund name and the share class into which you intend to invest. Failure to complete an application
properly may result in a delay in processing your request.                              MAIL TO:
----------------------------------------------------------------------------------
Enclose a check for a least $1,000 made out in the full name and share class
Stagecoach Funds, Inc.
of the Fund. For example "Growth Fund Class ?"                                          PO box 8266
                                                                                        Boston, MA
                                                                                        02266-8266
----------------------------------------------------------------------------------
You may start your account with $100 if you elect the systematic Purchase Plan option on the application.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------------------------------
                                                                                        MAIL TO:
Make a check payable to the full name and share of your class of your Fund              Stagecoach Funds, Inc.
for at least $100. Be sure to write your account number on the check as well.           PO Box 8266
                                                                                        Boston, MA
                                                                                        02266--8266
--------------------------------------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------------------------------------


BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds             MAIL TO:
application. You must write as least $1,000. Be sure to indicate the Fund        Stagecoach Funds, Inc.
name and the share class into which you intend to invest.                        PO Box 8266
-----------------------------------------------------------------------------
                                                                                 Boston, MA
Mail the completed application.                                                  02266-8266

You may also fax the completed application (with original to follow).            FAX TO:
You must first call BFDS at 1-800-222-8222 to notify them of an                  1-(617) 483-5765
incoming wire trade.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------------------------------
Instruct your wiring bank to transmit at least     WIRE TO:
$100 according to the instructions given to        Stagecoach Funds, Inc.
the right. Be sure to have the wiring bank         c/o Stage Street Bank & Trust
include your current account number and the        Boston, MA
name your account is registered in.
 -----------------------------------------------

                                                   Bank Routing Number
                                                   ABA 01 1000028

                                                   Wire Purchase Account
                                                   Number:
                                                   9905-437-1

                                                   Attention:
                                                   Stagecoach Funds (Name
                                                   of Fund and share Class)

                                                   Account Name:
                                                   (Registration Name
                                                   Indicated on Application)
                                                   -----------------------------------------------------------



YOUR ACCOUNT

--------------------------------------------------------------------------------------------------------------

BY PHONE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
------------------------------------------------------------------------
You can only make you first purchase of a Fund by phone if you already
have an existing Stagecoach Funds Account.                                           CALL:
------------------------------------------------------------------------
Call investor Services and instruct the representative to either:                    1-800-222-8222
 .  transfer at least $1,000 from a linked settlement account, or
 .  exchange at least $1,000 worth of shares from an existing Wells
   Fargo Fund, Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:                    CALL:
 .  transfer at least $100 from a linked settlement account, or                       1-800-222-8222
 .  exchange at least $100 worth of shares from another Wells Fargo
   Fund.
--------------------------------------------------------------------------------------------------------------

SELLING SHARES:
The following section explains how you can sell shares held directly through an account with Stagecoach funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent

BY MAIL

IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
---------------------------------------------------------------------------------------------------------------
Write a letter stating your account registration, you account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption")
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.                                   MAIL TO:
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check                     Stagecoach Funds, Inc.
by ACH transfer into a bank account, or by wire. Please call investor                PO Box 8266
services regarding requirements for linking bank accounts or for wiring              Boston, MA
funds. We reserve the right to charge fee for wiring funds although its              02266-8266
is not currently our practice to do so.
--------------------------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000.
You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


YOUR ACCOUNT (CONT'D)

-------------------------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------------------------
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Taxpayer
Identification Number.
---------------------------------------------------------------------
Unless you have instructed us otherwise only one account
owner needs to call in redemption requests.
---------------------------------------------------------------------
You may request that redemption proceeds be sent to you by
check, by transfer into an ACH-linked bank account, or by wire.
Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to
charge a fee for wiring funds although its not currently our                    CALL:
practice to do so.                                                              1-800-222-8222
---------------------------------------------------------------------
telephone privileges are automatically made available to you unless you specifically decline them on your application or
subsequently in writing.
---------------------------------------------------------------------
Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who
provides reasonable confirmation of their identity, such as
providing the Taxpayer identification Number on the account.
We will not be liable for any losses incurred if we follow
telephone instructions we reasonably believe to be genuine.
---------------------------------------------------------------------
Telephone requests are not accepted if the address on your
account was changed by phone in the last 15 days.
---------------------------------------------------------------------

--------------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------------

We determine the NAV of the funds each day as of the close of regular trading on the NYSE, which is generally 1:00 PM (Pacific time) /3:00 P.M. (Central time).
--------------------------------------------------------------------------------------
Your redemptions are not net of any applicable CDSC
--------------------------------------------------------------------------------------
We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.
--------------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.
There may be special requirements that supersede the directions in this
Prospectus.
--------------------------------------------------------------------------------------
We reserve the right to delay payment of a redemption so that we may reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
--------------------------------------------------------------------------------------
Generally. We pay redemption requests in cash unless the redemption request is for more than $250.000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND OTHER INFORMATION

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase and/or redeem shares each month. Call Investor Services 1-800-222-8222 for more information.

 .    SYSTEMATIC PURCHASE PLAN - With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, specify an amount of at least $100, and tell us the day of the month you would like the money invested. If you do not specify a date, we will transfer the money and invest in shares of the Fund you select on or about the 25th day of the month.

 .    SYSTEMATIC EXCHANGE PLAN - With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100, and the exchange will take place on or about the 25th of each month. See the "Exchanges" section of this prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

 .    SYSTEMATIC WITHDRAWAL PLAN - With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100 and we will sell your shares equal to that amount on or about the 25th of each month. To participate in this program, you:
     .  must have a Fund account value at $10,000 or more;
     . must have your distributions reinvested; and . may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We automatically cancel your program if the linked bank account your specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS OPTIONS

The Funds in this Prospectus pay dividends periodically and make capital gains distributions annually. The equity funds, except the Small Cap Fund, pay any dividends quarterly. The Small Cap Fund pays any dividends annually. The income and money market funds pay any dividends monthly.

We offer the following distribution options:

 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

TWO THINGS TO KEEP IN MIND ABOUT DISTRIBUTIONS

Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

Dividends distributed from the Tax-Free Income Fund and Municipal Money Market Fund attributable to their net interest income from tax-exempt securities will not be subject to federal income tax. Dividends distributed from these and the other Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

IMPORTANT INFORMATION FOR SHAREHOLDERS

On March 25, 1999, the Board of Directors of Stagecoach Trust (the "Company") approved the reorganization of the Company's Funds into new portfolios of Wells Fargo Funds Trust ("Funds Trust"). The reorganization is part of a larger plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

All the Funds will, if approved by shareholders, be reorganized into new portfolios of Funds Trust that have investment objectives and strategies that are substantially identical to the Funds.

The Funds Trust portfolios are not yet available for purchase but corresponding portfolios within either the Stagecoach fund family or the Norwest Advantage fund family are currently available. No shareholder action is necessary at this time. The Company's proxy materials, which are expected to be mailed in June to all persons who are shareholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors should be aware that for certain share classes of certain Funds, expense ratios increases of up to 0.14% are contemplated. In other cases, expense ratios are expected to remain unchanged or decline. For the LifePath portfolios, the reorganization is expected to be a tax-free transaction. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-222-8222.

GLOSSARY

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

ANNUAL AND SEMI-ANNUAL REPORT

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

ASSET-BACKED SECURITIES

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

BELOW INVESTMENT-GRADE

Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

BUSINESS DAY

Any day the New York Stock Exchange is open is a business day for the Funds.

CAPITAL APPRECIATION, CAPITAL GROWTH

The increase in the value of a security. See also "total return."

CAPITALIZATION

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

CAPITAL STRUCTURE

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

COMMERCIAL PAPER

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

CONVERTIBLE DEBT SECURITIES

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

CURRENT INCOME

Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

DEBT SECURITIES

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

DERIVATIVES

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

DISTRIBUTIONS

Dividends and/or capital gains paid by a Fund on its shares.

DIVERSIFIED

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

DOLLAR-DENOMINATED

Securities issued by foreign banks, companies or governments in U.S. dollars.

DOLLAR ROLLS

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

DURATION

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC

FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA

FNMA securities are known as "Fannie Maes" are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

GNMA

GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

HEDGE

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

ILLIQUID SECURITY

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

INITIAL PUBLIC OFFERING

The first time a company's stock is offered for sale to the public.

INVESTMENT-GRADE DEBT

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

LIQUIDITY

The ability to readily sell a security at a fair price.

MONEY MARKET INSTRUMENTS

High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

MOODY'S

A nationally recognized ratings organization.

NATIONALLY RECOGNIZED RATING ORGANIZATION (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

NET ASSET VALUE (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 P.M. (Pacific time).

OPTIONS

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PRESERVATION OF CAPITAL

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.

PRINCIPAL STABILITY

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

PUBLIC OFFERING PRICE (POP)

The NAV with the sales load added.

PRICE-TO-EARNINGS RATIO

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

REPURCHASE AGREEMENT

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

RUSSELL 1000 INDEX

An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

RUSSELL 2000 INDEX

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

SELLING AGENT

A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

SHAREHOLDER SERVICING AGENT

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

SIGNATURE GUARANTEE

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 INDEX

Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

STATEMENT OF ADDITIONAL INFORMATION

A document that supplements the disclosure made in the Prospectus.

STRIPPED TREASURY SECURITIES

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

TAXPAYER IDENTIFICATION NUMBER

Usually the social security number for an individual or the Employer Identification Number for a corporation.

TOTAL RETURN

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

TURNOVER RATIO

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

UNDERVALUED

Describes a stock that is believed to be worth more than its current price.

U.S. GOVERNMENT OBLIGATIONS

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

VALUE STRATEGY

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

WARRANTS

The right to buy a stock at a set price for a set time.

WEIGHTED-AVERAGE MATURITY

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

ZERO COUPON BONDS

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

BACK COVER

STAGECOACH FUNDS

You may wish to review the following documents:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT
provides certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

These documents are available free of charge:
Call 1-800-222-8222, or
Write to:
Stagecoach Funds
PO Box 7066
San Francisco, CA  94120-7066

Visit the SEC's web site:
http://www.sec.gov, or

Request copies for a fee by writing to:
SEC Public Reference Room, Washington, DC  20549-6009
(call:  1-800-SEC-0330 for details)

             =====================================================
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             =====================================================

ICA Reg. No. 811-7780                                             SC LP P (6/99)

                               STAGECOACH TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated June 30, 1999

                          LIFEPATH OPPORTUNITYTM FUND
                             LIFEPATH 2010TM FUND
                             LIFEPATH 2020TM FUND
                             LIFEPATH 2030TM FUND
                             LIFEPATH 2040TM FUND

                         CLASS A, CLASS B AND CLASS C

  Stagecoach Trust (the "Company") is an open-end management investment company. This Statement of Additional Information ("SAI"), contains additional information about the LIFEPATH OPPORTUNITY, LIFEPATH 2010, LIFEPATH 2020, LIFEPATH 2030 and LIFEPATH 2040 FUNDS. Each Fund offers Class A, Class B, and Class C shares.

  This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, also dated June 30, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach, P.O. Box 7066, San Francisco, CA 94120-7066.

  As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Fund has the same investment objective as the corresponding Master Portfolio. Barclays Global Fund Advisors ("BGFA") serves as investment advisor to each Master Portfolio. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

                               TABLE OF CONTENTS



                                                                                      PAGE
                                                                                    ---------
Historical Fund Information.......................................................       1
Investment Restrictions...........................................................       2
Additional Permitted Investment Activities........................................       4
Risk Factors......................................................................       19
Management........................................................................       21
Performance Calculations..........................................................       30
Determination of Net Asset Value..................................................       35
Additional Purchase and Redemption Information....................................       37
Portfolio Transactions............................................................       38
Fund Expenses.....................................................................       40
Federal Income Taxes..............................................................       40
Capital Stock.....................................................................       46
Other.............................................................................       48
Counsel...........................................................................       49
Independent Auditors..............................................................       49
Financial Information.............................................................       49
Appendix..........................................................................       A-1

                          HISTORICAL FUND INFORMATION

  The Company was organized as an unincorporated business Company under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Company Agreement") dated May 14, 1993. The Company is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund of the Company offers Class A, Class B and Institutional Class shares. The Class B shares of the LifePath Opportunity Fund commenced operations on June 30, 1998. The Class B shares of all other LifePath Funds commenced operations on March 3, 1997. The LifePath 2040 Fund also offers Class C shares as of June 30, 1998. Each share has one vote. Institutional Class shares are no longer offered to the public, although a limited number of such shares were outstanding as of the date of this Prospectus.

  As of June 24, 1998, the LifePath 2000 Fund changed its name to the LifePath Opportunity Fund.

  Under the terms of a License Agreement between the Company and Wells Fargo Bank, Wells Fargo Bank has granted the Company a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Company, at the request of Wells Fargo Bank, will cease using the name "Stagecoach."

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Company Agreement disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Company Agreement provides for indemnification from the Company's property for all losses and expenses of any shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Company itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Company, the shareholder paying such liability is entitled to reimbursement from the general assets of the Company. The Trustees intend to conduct the operations of the Company in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Company. As described under "Management" in this SAI, the Company ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

  Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Policies
-------------------------------

  Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding master portfolio of Master Investment Portfolio ("MIP"), with a substantially similar investment objective and policies. Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

  The LifePath Funds may not:

  (1) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of such Fund's total assets may be invested without regard to these limitations, and provided that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

  (2) invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, and futures contracts, including those relating to indices and options on futures contracts or indices;

  (3) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

  (4) borrow money, except as permitted by applicable law (for purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in "Risk Factors");

  (5) make loans, except as permitted by applicable law, including through the purchase of debt obligations and the entry into repurchase agreements, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets;

  (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

  (7) invest 25% or more of their total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (8)  issue senior securities, except as permitted by applicable law;

  (9) purchase securities on margin, although each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

  (10) make investments for the purpose of exercising control or management.

  Non-Fundamental Investment Policies
  -----------------------------------

  The Funds have adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Trustees of the Company at any time and without shareholder approval.

  (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

  (2) The Funds may not invest or hold more than 15% of their respective net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

  (3) The Funds may lend portfolio securities to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the respective Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  The Funds do not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Funds will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Funds consider to have the potential for excessive volatility.

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

  Set forth below are descriptions of certain investments and additional investment policies of the Funds.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  Bank Obligations
  ----------------

  The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Fixed-Income Securities
  -----------------------

  Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by an LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it to be advantageous for the LifePath Master

Portfolio to sell the security. If such a policy would cause an LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner.

  Floating- and Variable-Rate Obligations
  ---------------------------------------

  The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. BGFA, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.__

  Foreign Currency Transactions
  -----------------------------

  The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

  Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

  Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
  ----------------------------------------------------------------------------

  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

  Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

  Futures Contracts
  -----------------

  The LifePath Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

  A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the

Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Future Developments
  -------------------

  Each LifePath Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

  Loans of Portfolio Securities
  -----------------------------

  Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

  A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with BGFA, Stephens Inc. or any of their affiliates.

  Money Market Instruments and Temporary Investments
  --------------------------------------------------

  The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of BGFA, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

  Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

  Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

  A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  Mortgage-Related Securities
  ---------------------------

  The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

  Nationally Recognized Statistical Ratings Organizations ("NRSROs")
  ------------------------------------------------------------------

  The ratings of Moody's, S&P, Duff, Fitch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

  The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

  Options Trading
  ---------------

  The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  Call and Put Options on Specific Securities. The Funds may invest in call and put options on a specific security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period.
Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period.

Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

  The Funds may write covered call option contracts and secured put options as BGFA deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

  The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

  A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

  When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

  There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  The Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to BGFA's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

  Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

  The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

  BGFA expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

  The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Other Asset-Backed Securities
  -----------------------------

  The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in Company. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  Other Investment Companies
  --------------------------

  Each LifePath Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds.

  Privately Issued Securities
  ---------------------------

  The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

  U.S. Government Obligations
  ---------------------------

  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants
  --------

  Each LifePath Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


                                 RISK FACTORS

  Investments in a Fund are not bank deposits or obligations of BGFA, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

  The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

  The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

  Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

  Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries.

Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


                                  MANAGEMENT

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Organization and Management of the Funds." Trustees and officers of the Company, together with information as to their principal occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE         POSITION                 DURING PAST 5 YEARS
---------------------         --------                 ---------------------
Jack S. Euphrat, 75           Trustee                  Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46           Trustee,                 Executive Vice President of Stephens Inc.;
                              Chairman                 President of Stephens Insurance Services Inc.;
                              and President            Senior Vice President of Stephens Sports Management Inc.;
                                                       and President of Investors Brokerage Insurance Inc.

Thomas S. Goho, 55            Trustee                  Associate Professor of Finance,
321 Beechcliff Court                                   Calloway School of Business and Accounting at
Winston-Salem, NC 27104                                Wake Forest University since 1982.

Peter G. Gordon, 54           Trustee                  Chairman and Co-Founder of Crystal Geyser Water Company
Crystal Geyser Water Co.                               and President of Crystal Geyser Roxane Water Company
55 Francisco Street                                    since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57          Trustee                  President of Westchester Community College since 1971;
75 Grasslands Road                                     Adjunct Professor of Columbia University Teachers College
Valhalla, NY  10595                                    since 1976.

*W. Rodney Hughes, 71         Trustee                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53          Trustee                  Private Investor; Chairman of Home Account Network, Inc.;
4 Beaufain Street                                      Real Estate Developer; Chairman of Renaissance Properties
Charleston, SC 29401                                   Ltd., President of Morse Investment Corporation; and
                                                       Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief Operating          Vice-President of Stephens Inc.; Director of Stephens
                              Officer, Secretary       Sports Management Inc.; and Director of Capo Inc.
                              and Treasurer

                              COMPENSATION TABLE
                  For the Fiscal Year-ended February 28, 1998
                  -------------------------------------------

                                AGGREGATE              TOTAL COMPENSATION
                               COMPENSATION              FROM REGISTRANT
  NAME AND POSITION           FROM REGISTRANT          AND FUND COMPLEXES
  -----------------           ---------------          ------------------
  Jack S. Euphrat                    $0                      $34,500
     Trustee

  R. Greg Feltus                     $0                            0
     Trustee

  Thomas S. Goho                     $0                      $34,500
     Trustee

  Peter G. Gordon                    $0                      $30,500
     Trustee

  Joseph N. Hankin                   $0                      $34,500
     Trustee

  W. Rodney Hughes                   $0                      $33,000
     Trustee

  Robert M. Joses                    $0                      $ 4,000
     Trustee

  J. Tucker Morse                    $0                      $33,000
     Trustee


  As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Boards of the Wells Fargo Fund Complex.

  Trustees of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc. and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Trustees and Officers of the Company serves in the identical capacity as Trustees and officers or as Directors and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Trustees are compensated by other companies and trusts within a fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

  As the date of this SAI, the Trustees and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  MASTER/FEEDER STRUCTURE.  Each LifePath Fund seeks to achieve its investment
  -----------------------
objective by investing all of its assets in a corresponding LifePath Master Portfolio of MIP. The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Organization and Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

  Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Company's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment advisor to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives" and "Investment Policies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with

30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

  INVESTMENT ADVISOR.  BGFA provides investment advisory services to each
  ------------------
LifePath Master Portfolio. As Investment Advisor, BGFA furnishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios. BGFA furnishes to the Company's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA provides the Master Portfolios with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets.

  BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA") with and into an affiliate of Wells Fargo Institutional Company ("WFITC"), the former custodian to the Funds. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A. ("BGI").

  For the period beginning March 1, 1995 and ending December 31, 1995, the corresponding Master Portfolios of each LifePath Fund paid to Wells Fargo Bank, and for all other periods indicated below, the corresponding Master Portfolio of each LifePath Fund paid to BGFA, the following advisory fees:

                                       3/1/95-     1/1/96-    Year Ended     YEAR ENDED    YEAR ENDED
  MASTER PORTFOLIO                    12/31/95     2/29/96      2/28/97        2/28/98       2/28/99
  ----------------                    --------     -------    ----------     ----------    ----------
  LifePath 2000 Master Portfolio     $ 363,537    $ 99,511    $  689,347     $  656,142    $  630,133
  LifePath 2010 Master Portfolio     $ 312,434    $ 86,919    $  757,505     $1,018,984    $1,236,989
  LifePath 2020 Master Portfolio     $ 520,296    $141,075    $1,149,160     $1,572,634    $1,882,147
  LifePath 2030 Master Portfolio     $ 343,850    $ 93,240    $  714,647     $1,048,151    $1,405,948
  LifePath 2040 Master Portfolio     $ 503,315    $148,324    $1,154,337     $1,767,632    $2,472,170

  GENERAL.  The Master Portfolios' Advisory Contract is subject to annual
  -------
approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  INVESTMENT SUB-ADVISOR. Prior to January 1, 1996 WFNIA provided investment
  ----------------------
sub-advisory services to each Master Portfolio. As of January 1, 1996, the Funds, no longer retain an investment sub-advisor.

  For the period beginning March 1, 1995 and ending December 31, 1995, Wells Fargo Bank paid sub-advisory fees to WFNIA as follows:

               MASTER PORTFOLIO                   3/1/95- 12/31/95
               ----------------                   ----------------
               LifePath 2000 Master Portfolio         $261,344
               LifePath 2010 Master Portfolio         $224,903
               LifePath 2020 Master Portfolio         $371,802
               LifePath 2030 Master Portfolio         $247,703
               LifePath 2040 Master Portfolio         $361,673

  ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank
  ----------------------------------
as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Funds. Under the Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the operation of the Company and the Funds, including coordination of the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Company together with those ordinary clerical and bookkeeping services.
Stephens pays the compensation of the Company's Trustees, Officers and employees who are affiliated with Stephens. For providing such services, Wells Fargo Bank and Stephens are entitled to receive fees of 0.3% and 0.04%, respectively, of each Fund's average daily net assets. Prior to February 1, 1997, Stephens served as sole administrator to the Company.

  Wells Fargo Bank has delegated certain administration duties to Investors Bank and Trust Company ("IBT") pursuant to a Sub-Administration Agreement with IBT. Wells Fargo Bank remains fully liable for the performance of these administration services. Compensation for sub-administration services is entirely the responsibility of Wells Fargo Bank, but can be made directly to IBT by the Fund, in which case, the compensation paid to Wells Fargo Bank for administration services will be reduced accordingly.

  For the periods indicated below, the Funds paid to Stephens the following administration and co-administration fees:


                                        Year Ended     Year Ended
       FUND                               2/29/96        2/28/97
       ----                               -------        -------
       LifePath Opportunity Fund          $ 84,548       $ 92,243
       LifePath 2010 Fund                 $ 72,832       $ 81,180
       LifePath 2020 Fund                 $120,505       $135,162
       LifePath 2030 Fund                 $ 79,564       $ 89,938
       LifePath 2040 Fund                 $118,468       $164,384

  For the period begun February 1, 1997 and ended February 28, 1997, the Funds paid administration fees to Well Fargo Bank, and for the fiscal year ended February 28, 1998, the Funds paid administration fees to Wells Fargo Bank and Stephens as follows:

                                                   YEAR ENDED                    YEAR ENDED
                                                     2/28/98                       2/28/99
                                                     -------                       -------
                                   2/1/97-
 FUND                              2/28/97   WELLS FARGO    STEPHENS      WELLS FARGO     STEPHENS
 ----                              -------   -----------    --------      -----------     --------
 LifePath Opportunity Fund         $39,834     $ 14,649     $ 58,594         $            $
 LifePath 2010 Fund                $28,945     $ 17,577     $ 70,309         $            $
 LifePath 2020 Fund $ 46,153       $32,004     $128,017     $128,017         $            $
 LifePath 2030 Fund $ 28,565       $23,443     $ 93,771     $ 93,771         $            $
 LifePath 2040 Fund $ 34,460       $45,597     $182,388     $182,388         $            $

  DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
  -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Trustees").

  Under the Plans and pursuant to the related Distribution Agreement with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at annual rates of up to 0.25% of the average daily net assets of the Class A shares of each Fund and 0.75% of the average daily net assets of the Class B and Class C shares of each Fund.

  The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  For the fiscal year ended February 28, 1999, the Class A and Class B shares of the Funds paid to Stephens, as compensation for distribution-related services, the amounts shown below. All of the compensation to underwriters was retained by Wells Fargo Securities Inc.

                                                  PRINTING &
                                                  MAILING          MARKETING    COMPENSATION TO
     FUND                             TOTAL       PROSPECTUSES     BROCHURES    UNDERWRITERS
     ----                             -----       ------------     ---------    ------------
     LifePath Opportunity Fund
       Class A                        $156,634    N/A              N/A          $183,075
       Class B                        $  4,150    N/A              N/A          N/A
       Class C                        $  4,075
     LifePath 2010 Fund
       Class A                        $224,732    N/A              N/A          $213,875
       Class B                        $ 90,239    N/A              N/A          $ 17,269
       Class C                        $    594
     LifePath 2020 Fund
       Class A                        $148,136    N/A              N/A          $387,413
       Class B                        $     68    N/A              N/A          $ 37,350
       Class C                        $  2,520
     LifePath 2030 Fund
       Class A                        $145,256    N/A              N/A          $280,561
       Class B                        $     49    N/A              N/A          $ 37,091
       Class C                        $  2,520
     LifePath 2040 Fund
       Class A                        $361,128    N/A              N/A          $540,814
       Class B                        $  4,692    N/A              N/A          $ 87,274
       Class C                        $  2,520

  General.  Each Plan will continue in effect from year to year if such
  -------
continuance is approved by a majority vote of both the Trustees of the Company and the Non-Interested Trustees. Any Distribution Agreement related to the Plans also must be approved by such vote of the Trustees and the Non-Interested Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Trustees of the Company and the Non-Interested Trustees.

  Each Plan requires that the Treasurer of the Company shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Company be made by such disinterested Trustees.

  Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies

(i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  SHAREHOLDER SERVICING AGENT.  The Funds have approved a Shareholder Servicing
  ---------------------------
Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Class A, Class B and Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a monthly fee from the applicable Fund, on an annualized basis, at the annual rate of up to 0.20% of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

  For the fiscal year ended February 28, 1998, Class A and Class B shares of the Funds paid to Wells Fargo Bank the following shareholder servicing fees:

     FUND                             YEAR ENDED 2/28/98    YEAR ENDED 2/28/99
     ----                             ------------------    ------------------
     LifePath Opportunity Fund              $146,486               $145,856
     LifePath 2010 Fund                     $175,771               $233,826
     LifePath 2020 Fund                     $320,043               $425,042
     LifePath 2030 Fund                     $234,428               $329,551
     LifePath 2030 Fund                     $455,970               $695,847

  General.  The Servicing Plan will continue in effect from year to year if such
  -------
continuance is approved by a majority vote of the Trustees of the Company, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Trustees"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Company and the Non-Interested Trustees.

  The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

  Selling Group Agreement. Wells Fargo Securities Inc., ("WFSI") an interested person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a Selling Agent for Class A, Class B and Class C shares of the Funds pursuant to a Selling Group Agreement with Stephens authorized pursuant to the Shareholder Servicing Plan. As a Selling Agent, WFSI has an indirect financial interest in the operation of the Plan. The Board of Trustees believes that it is reasonably likely that the Plan will benefit the Funds and their shareholders because the Plan authorizes the relationship with WFSI, and WFSI has previously developed distribution channels and relationships with the types of business and corporate customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board of Trustees to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  CUSTODIAN. IBT currently acts as Custodian to each Fund and Master Portfolio.
  ---------
The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds. IBT will also act as securities lending agent on behalf of the Funds. IBT is not entitled to receive a fee for providing custodial services so long as it is entitled to receive fees from Wells Fargo Bank for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI is not entitled to receive a fee so long as BGFA receives fees for providing advisory services to the Master Portfolios.

  TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as the Company's
  --------------------------------------
transfer and dividend disbursing agent. Wells Fargo Bank is entitled to receive from the Company for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.14% of each Fund's average daily net assets.

  For the fiscal year ended February 28, 1998, the Company paid to Wells Fargo Bank the following transfer and dividend disbursing agency fees:


                                           YEAR ENDED       YEAR ENDED
        FUND                                 2/28/98          2/28/99
        ----                                 -------          -------
        LifePath Opportunity Fund           $ 73,243         $ 77,753
        LifePath 2010 Fund                  $ 87,886         $125,849
        LifePath 2020 Fund                  $160,021         $228,583
        LifePath 2030 Fund                  $117,214         $185,007
        LifePath 2040 Fund                  $227,985         $374,330


                           PERFORMANCE CALCULATIONS

  The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

  In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

  Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

  AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
  ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

       Average Annual Total Return for the Year Ended February 28, 1999/1/
       ------------------------------------------------------------------

                   Inception/1/      Inception    Five Year   Five Year    Three Year    Three Year      One Year       One Year
                      With              No          With        No            With           No            With            No
                     Sales            Sales        Sales       Sales         Sales         Sales          Sales          Sales
     Fund          Charge/2/          Charge       Charge      Charge        Charge        Charge         Charge         Charge
     ----          --------           ------       ------      ------       ------         ------         ------         ------
LifePath
 Opportunity
  Class A            6.98%            7.96%         6.98%       7.96%        6.69%          8.34%          1.61%          6.40%
  Class B**          7.16%            7.46%         7.16%       7.46%        6.99%          7.86%          0.89%          5.88%
  Class C            7.43%            7.43%         7.43%       7.43%        7.81%          7.81%          4.72%          5.72%

LifePath 2010
  Class A           11.35%           12.38%        11.35%      12.38%       11.53%         13.26%          4.97%          9.91%
  Class B**         11.52%           11.78%        11.52%      11.78%       11.81%         12.61%          4.30%          9.30%
  Class C           11.78%           11.78%        11.78%      11.78%       12.61%         12.61%          8.29%          9.29%
LifePath 2020
  Class A           14.25%           15.31%        14.25%      15.31%       14.99%         16.77%          6.97%         12.01%
  Class B**         14.48%           14.71%        14.48%      14.71%       15.39%         16.15%          6.56%         11.56%
  Class C           14.70%           14.70%        14.70%      14.70%       16.13%         16.13%         10.51%         11.51%
LifePath 2030
  Class A           16.35%           17.43%        16.35%      17.43%       17.45%         19.26%          8.15%         13.25%
  Class B**         16.56%           16.77%        16.56%      16.77%       17.81%         18.53%          7.64%         12.64%
  Class C           16.76%           16.76%        16.76%      16.76%       18.52%         18.52%         11.60%         12.60%
LifePath 2040
  Class A           18.53%           19.62%        18.53%      19.62%       19.90%         21.76%          9.83%         14.98%

  Class B**         18.74%           18.94%        18.74%      18.94%       20.31%         21.01%          9.37%         14.37%
  Class C*          18.95%           18.95%        18.95%      18.95%       21.02%         21.02%         13.42%         14.42%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

* Class C shares of the LifePath 2040 Fund commenced operations on June 30, 1998 and Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998. Performance shown for the Class B shares is for LifePath Opportunity Fund Class A shares calculated using Class B share expenses. Performance shown for the Class C shares is for LifePath 2040 Fund Class B shares calculated using Class C share expenses.

** Class B shares commenced operations on March 3, 1997. Three-year performance shown is for Class A shares calculated using Class B share expenses.

*** Class C shares of LifePath Opportunity, LifePath 2010, LifePath 2020 and LifePath 2030 commenced operations on December 1, 1998. Three and one year performance shown is for Class A shares calculated using Class C share expenses.

          CUMULATIVE TOTAL RETURN:  In addition to the above performance
          ------------------------
information, the Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative Total Return for the Year Ended February 28, 1999/1/
         ---------------------------------------------------------------

                    Inception/1/       Inception       Five Year       Five Year       Three Year      Three Year
                       With               No             With             No             With              No
                      Sales             Sales           Sales            Sales           Sales           Sales
     Fund            Charge2            Charge         Charge           Charge          Charge           Charge
     ----            -------           ------          ------           ------          ------           ------
LifePath
 Opportunity
  Class A             40.10%            46.68%         40.10%            46.68%           21.46%           27.16%
  Class B**           41.30%            43.30%         41.30%            43.30%           22.46%           25.49%
  Class C***          43.08%            43.08%         43.08%            43.08%           25.29%           25.29%

LifePath 2010
  Class A             71.19%            79.23%         71.19%            79.23%           38.75%           45.31%
  Class B**           72.50%            74.50%         72.50%            74.50%           39.78%           42.80%
  Class C***          74.49%            74.49%         74.49%            74.49%           42.79%           42.79%

LifePath 2020
  Class A             94.65%           103.83%         94.65%           103.83%           52.06%           59.22%
  Class B**           96.61%            98.61%         96.61%            98.61%           53.66%           56.68%

  Class C***          98.53%            98.53%         98.53%            98.53%           56.61%           56.61%

LifePath 2030
  Class A            113.26%           123.29%        113.26%           123.29%           62.02%           69.63%
  Class B**          115.11%           117.11%        115.11%           117.11%           63.51%           66.53%
  Class C***         117.04%           117.04%        117.04%           117.04%           66.47%           66.47%

LifePath 2040
  Class A            133.96%           177.96%        133.96%           177.96%           72.35%           80.54%
  Class B**          136.01%           138.01%        136.01%           138.01%           74.16%           77.18%
  Class C*           138.11%           138.11%        138.11%           138.11%           77.26%           77.26%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

* Class C shares of the LifePath 2040 Fund commenced operations on June 30, 1998 and Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998. Performance shown for the Class B shares is for LifePath Opportunity Fund Class A shares calculated using Class B share expenses. Performance shown for the Class C shares is for LifePath 2040 Fund Class B shares calculated using Class C share expenses.

** Class B shares commenced operations on March 3, 1997. Three-year performance shown is for Class A shares calculated using Class B share expenses.

*** Class C shares of LifePath Opportunity, LifePath 2010, LifePath 2020 and LifePath 2030 commenced operations on December 1, 1998. Three and one year performance shown is for Class A shares calculated using Class C share expenses.

       From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Companies), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA

Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

  Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

  The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (i) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (ii) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

  The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

  From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the LifePath Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to LifePath Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and LifePath Funds account statements."

  The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $121 billion of assets of individual, companies, estates and institutions and $28 billion of mutual fund assets.

  The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

  The securities of the LifePath Master Portfolios, including covered call options written by an LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by a LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The

Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

  Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

     Investors in Norwest Advantage Funds.  Class A shareholders of the Norwest
     ------------------------------------
Advantage Funds who redeem shares at net asset value may use the redemption proceeds to purchase Class A shares of the Stagecoach Funds at net asset value (without a sales charge). A reciprocal sales load waiver is available to the Class A shareholders of Stagecoach Funds, who may use redemption proceeds to purchase Class A shares of the Norwest Advantage Funds at net asset value.


                            PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as advisor, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an advisor shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an advisor must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  BROKERAGE COMMISSIONS. For the fiscal years ended February 29, 1996, February
  ---------------------
28, 1997 and February 28, 1998, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED
          MASTER PORTFOLIO                                         2/28/96          2/28/97          2/28/98
          ----------------                                        --------         --------         --------
          LifePath 2000 Master Portfolio                          $  8,311         $  3,639         $  9,361
          LifePath 2010 Master Portfolio                          $ 12,053         $  8,837         $ 15,306
          LifePath 2020 Master Portfolio                          $ 29,666         $ 12,383         $ 29,153
          LifePath 2030 Master Portfolio                          $ 33,786         $  6,927         $ 28,908
          LifePath 2040 Master Portfolio                          $ 71,608         $ 28,047         $ 94,717

  SECURITIES OF REGULAR BROKER DEALERS. As of February 28, 1998, the
  ------------------------------------
corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

          MASTER PORTFOLIO                                   BROKER/DEALER                        AMOUNT
          ----------------                                   -------------                        ------
          LifePath 2000 Master Portfolio                     Goldman Sachs                    $ 5,000,000
                                                             J.P. Morgan                      $    41,347
                                                             Lehman Bros. Holdings            $    31,531
                                                             Merrill Lynch                    $    37,928
                                                             Morgan Stanley                   $    68,590

          MASTER PORTFOLIO                                   BROKER/DEALER                        AMOUNT
          ----------------                                   -------------                        ------
          LifePath 2010 Master Portfolio                     Goldman Sachs                    $ 9,000,000
                                                             J.P. Morgan                      $   189,288
                                                             Lehman Bros. Holdings            $    50,450
                                                             Merrill Lynch                    $   198,514
                                                             Morgan Stanley                   $   328,681

          LifePath 2020 Master Portfolio                     Goldman Sachs                    $14,000,000
                                                             J.P. Morgan                      $   426,854
                                                             Lehman Bros. Holdings            $   126,125
                                                             Merrill Lynch                    $   475,032
                                                             Morgan Stanley                   $   752,033

          LifePath 2030 Master Portfolio                     Goldman Sachs                    $ 9,000,000
                                                             J.P. Morgan                      $   362,085
                                                             Lehman Bros. Holdings            $   132,431
                                                             Merrill Lynch                    $   407,477
                                                             Morgan Stanley                   $   650,094

          LifePath 2040 Master Portfolio                     Goldman Sachs                    $15,000,000
                                                             J.P. Morgan                      $   609,091
                                                             Lehman Bros. Holdings            $   182,881
                                                             Merrill Lynch                    $   687,859
                                                             Morgan Stanley                   $ 1,606,436

                                 FUND EXPENSES

  Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of the Funds; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Company are allocated among all of the Funds in a manner proportionate to the net assets of a Fund, on a transactional basis, or on such other basis as the Company's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

  General.  The Company intends to qualify each Fund as a regulated investment
  -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

  In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Fund Investments.  Except as provided herein, gains and losses on
  ----------------------------
the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

  If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

  Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

  If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

  Foreign Taxes.  Income and dividends received by a Fund from sources within
  -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions which are designated by a Fund as
  --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

  Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to
  --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Corporate Shareholders.  Corporate shareholders of the Funds may be eligible
  ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

  Foreign Shareholders.  Under the Code, distributions of net investment income
  --------------------
by a Fund to a nonresident alien individual, foreign Company (i.e., Company which a U.S. court is able to exercise primary supervision over administration of that Company and one or more U.S. persons have authority to control substantial decisions of that Company), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

  Tax-Deferred Plans.  The shares of the Funds are available for a variety of
  ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

  Other Matters.  Investors should be aware that the investments to be made by a
  -------------
Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

  The Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and classes subject to a contingent-deferred sales charge, that are offered to retail investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.

  With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

  As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

  Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Set forth below as of May 29, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a LifePath Fund or 5% or more of a retail class of shares of a LifePath Fund. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF MAY 28, 1999
                        -------------------------------

                        NAME AND ADDRESS               PERCENTAGE     PERCENTAGE     CAPACITY
NAME OF FUND             OF SHAREHOLDER                 OF CLASS       OF FUND         OWNED
------------        ------------------------           ----------     ----------     --------
LifePath            Wells Fargo Bank                                                 Record
  Opportunity       FBO Retirement Plans Omnibus
  Class A           P.O. Box 63015
                    San Francisco, CA  94163

                        NAME AND ADDRESS               PERCENTAGE     PERCENTAGE     CAPACITY
NAME OF FUND             OF SHAREHOLDER                 OF CLASS       OF FUND         OWNED
------------        ------------------------           ----------     ----------     --------
LifePath 2010       Wells Fargo Bank                                                 Record
  Class A           FBO Retirement Plans Omnibus
                    P.O. Box 63015
                    San Francisco, CA  94163

                    State Street Bank and Trust                                      Record
                    as Trustee for Various Plans
                    Two Heritage Drive
                    Quincy, MA  02171

LifePath 2020       Wells Fargo Bank                                                 Record
  Class A           FBO Retirement Plans Omnibus
                    P.O. Box 63015
                    San Francisco, CA  94163

LifePath 2030       Wells Fargo Bank                                                 Record
  Class A           FBO Retirement Plans Omnibus
                    P.O. Box 63015
                    San Francisco, CA  94163

LifePath 2040       Wells Fargo Bank                                                 Record
  Class A           FBO Retirement Plans Omnibus
                    P.O. Box 63015
                    San Francisco, CA  94163

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial or record holder of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

  The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

  Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.


                             INDEPENDENT AUDITORS

  KPMG LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, serves as each Fund's independent auditors. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.


                             FINANCIAL INFORMATION

  The audited financial statements, including the portfolio of investments and independent auditors' report for the fiscal year ended February 28, 1999 for each LifePath Fund of the Company and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Company's Annual Reports, as filed with the SEC on April [27], 1999. The audited financial statements for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

  The Company's Annual Report may be obtained by calling 1-800-222-8222.

                                   APPENDIX

  The following is a description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):


S&P

Bond Ratings
------------

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating
-----------------------

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

Bond Ratings
------------

Aaa

  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

  Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the "Aaa" category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating
-----------------------

  The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, 2000 capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


FITCH

Bond Ratings
------------

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.


DUFF

Bond Ratings
------------

AAA

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

  Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

Commercial Paper Rating
-----------------------

  The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Company fundamentals. Risk factors are small.


IBCA

Bond and Long-Term Ratings
--------------------------

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings
---------------------------------------

  The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings
-----------------------------------

  An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                               STAGECOACH TRUST
                         FILE NOS. 33-64352; 811-7780

                          PART C - OTHER INFORMATION


Item 24.   Financial Statements and Exhibits
-------    ---------------------------------

      (a)  Financial Statements:

           The portfolio of investments, audited financial statements and independent auditors' reports for the LifePath Opportunity (formerly, LifePath
2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds of the Trust and corresponding Master Portfolios of Master Investment Portfolio ("MIP"), for the fiscal year ended February 28, 1999, are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on April 27, 1999.

      (b)  Exhibits:

      Exhibit           Description
      Number            -----------
      ------
      1                 - Amended and Restated Agreement and Declaration of
                        Trust, incorporated by reference to Post-Effective
                        Amendment No. 7 filed on June 30, 1997.

      2 - By-Laws, incorporated by reference to Post-Effective Amendment No. 7 filed on June 30, 1997.

      3                 -  Not Applicable.

      4                 -  Not Applicable.

      5 - Distribution Agreement with Stephens Inc., incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June 28, 1996.

      6                 -  Not Applicable.

      7 - Custody and Fund Accounting Agreement with Investors Bank & Trust Company, incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on November 30, 1998.

      8 - Administration Agreement with Stephens Inc., incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June 28, 1996.

      9(a)              - Shareholder Services Agreement with Stephens Inc.
                        incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June 28, 1996.

      9(b) - Shareholder Services Plan, as consolidated to include all Classes of the Funds, incorporated by reference to Post-Effective Amendment 12 to the Registration Statement filed on November 30, 1998.

      9(b)(i) - Form of Shareholder Services Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment 12 to the Registration Statement filed on November 30, 1998.

      9(c) - Form of Agency Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment 12 to the Registration Statement filed on November 30, 1998.

      10                -  Opinion and consent of counsel, filed herewith.

      11                -  Not Applicable.

      12                -  Not Applicable.

      13                -  Not Applicable.

      14 - Distribution Plan, for all shares of the Funds, incorporated by reference to Post-Effective Amendment 12 to the Registration Statement filed on November 30, 1998.

      15 - Financial Data Schedules for the fiscal period ended February 28, 1998, are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on April __, 1999.

      16 - Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment 12 to the Registration Statement filed on November 30, 1998. .

      17 - Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 7 filed on June 30, 1997.

Item 24.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------

              As of May 31, 1999, each of the LifePath Funds owned the following percentages of the corresponding Master Portfolios of MIP and therefore could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.

                                                                                      Percentage of
                                      Corresponding                                   Outstanding
Fund                                  Master Portfolio                                Beneficial Interests
----                                  ----------------                                --------------------
LifePath Opportunity Fund             LifePath 2000 Master Portfolio                  58.07%
LifePath 2010 Fund                    LifePath 2010 Master Portfolio                  46.07%
LifePath 2020 Fund                    LifePath 2020 Master Portfolio                  54.64%
LifePath 2030 Fund                    LifePath 2030 Master Portfolio                  59.27%
LifePath 2040 Fund                    LifePath 2040 Master Portfolio                  68.86%


Item 25.  Indemnification
--------  ---------------

              Reference is made to Article 8 of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 26.      Business and Other Connections of the Investment Adviser
--------      --------------------------------------------------------

              Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as investment adviser to the Funds' corresponding Master Portfolios and to certain other open-end management investment companies and various other institutional investors.

              The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of BGFA and the business of the former sub-adviser to the Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and                                 Principal Business(es) During at
Position at BGFA                         Least the Last Two Fiscal Years
----------------                         -------------------------------
Frederick L.A. Grauer                    Director of BGFA and Co-Chairman and Director of BGI
Director                                 45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                            Director of BGFA and Co-Chairman and Director of BGI
Director                                 45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                         Chairman of the Board of Directors of BGFA and
Chairman and Director                    Chief Executive Officer of BGI
                                         45 Fremont Street, San Francisco, CA 94105

Geoffrey Fletcher                        Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer                  45 Fremont Street, San Francisco, CA 94105
                                         Managing Director and Principal Accounting Officer at
                                         Bankers Trust Company from 1988 - 1997
                                         505 Market Street, San Francisco, CA  94111


               Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, served as investment adviser to each of the Fund's corresponding Master Portfolio's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

               To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position               Principal Business(es) and Address(es)
at Wells Fargo Bank             During at Least the Last Two Fiscal Years
-------------------             -----------------------------------------
H. Jesse Arnelle                Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                        455 Market Street
                                San Francisco, CA  94105

                                Director of Armstrong World Industries, Inc.
                                5037 Patata Street
                                South Gate, CA  90280

                                Director of Eastman Chemical Corporation
                                12805 Busch Place
                                Santa Fe Springs, CA  90670

                                Director of FPL Group, Inc.
                                700 Universe Blvd.
                                P.O. Box 14000
                                North Palm Beach, FL  33408

Michael R. Bowlin               Chairman of the Board of Directors, Chief Executive Officer,
Director                        Chief Operating Officer and President of
                                Atlantic Richfield Co. (ARCO)
                                Highway 150
                                Santa Paula, CA  93060

Edward Carson                   Chairman of the Board and Chief Executive Officer of
Director                        First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

                                Director of Aztar Corporation
                                2390 East Camelback Road
                                Suite 400
                                Phoenix, AZ  85016

                                Director of Castle & Cook, Inc.
                                10900 Wilshire Blvd.
                                Los Angeles, CA  90024

                                Director of Terra Industries, Inc.
                                1321 Mount Pisgah Road
                                Walnut Creek, CA  94596

William S. Davilla              President (Emeritus) and a Director of
Director                        The Vons Companies, Inc.
                                618 Michillinda Ave.
                                Arcadia, CA  91007

                                Director of Pacific Gas & Electric Company
                                788 Taylorville Road
                                Grass Valley, CA  95949

Rayburn S. Dezember             Director of CalMat Co.
Director                        3200 San Fernando Road
                                Los Angeles, CA  90065

                                Director of Tejon Ranch Company
                                P.O. Box 1000
                                Lebec, CA  93243

                                Director of The Bakersfield Californian
                                1707 I Street  P.O. Box 440
                                Bakersfield, CA  93302

                                Trustee of Whittier College
                                13406 East Philadelphia Ave.
                                P.O. Box 634
                                Whittier, CA  90608

Paul Hazen                      Chairman of the Board of Directors of
Chairman of the Board of        Wells Fargo & Company
Directors                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of Phelps Dodge Corporation
                                2600 North Central Ave.
                                Phoenix, AZ  85004

                                Director of Safeway, Inc.
                                4th and Jackson Streets
                                Oakland, CA  94660

Robert K. Jaedicke              Professor (Emeritus) of Accounting
Director                        Graduate School of Business at Stanford University
                                MBA Admissions Office
                                Stanford, CA  94305

                                Director of Bailard Biehl & Kaiser
                                Real Estate Investment Trust, Inc.
                                2755 Campus Dr.
                                San Mateo, CA  94403

                                Director of Boise Cascade Corporation
                                1111 West Jefferson Street
                                P.O. Box 50
                                Boise, ID  83728

                                Director of California Water Service Company
                                1720 North First Street
                                San Jose, CA  95112

                                Director of Enron Corporation
                                1400 Smith Street
                                Houston, TX  77002

                                Director of GenCorp, Inc.
                                175 Ghent Road
                                Fairlawn, OH  44333

                                Director of Homestake Mining Company
                                650 California Street
                                San Francisco, CA  94108

Thomas L. Lee                   Chairman and Chief Executive Officer of
Director                        The Newhall Land and Farming Company
                                10302 Avenue 7 1-2
                                Firebaugh, CA  93622

                                Director of Calmat Co.
                                501 El Charro Road
                                Pleasanton, CA  94588

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Ellen Newman                    President of Ellen Newman Associates
Director                        323 Geary Street
                                Suite 507
                                San Francisco, CA  94102

                                Chair (Emeritus) of the Board of Trustees
                                University of California at San Francisco Foundation
                                250 Executive Park Blvd.
                                Suite 2000
                                San Francisco, CA  94143

                                Director of the California Chamber of Commerce
                                1201 K Street
                                12th Floor
                                Sacremento, CA  95814

Philip J. Quigley               Chairman, President and Chief Executive Officer of
Director                        Pacific Telesis Group
                                130 Kearney Street  Rm.  3700
                                San Francisco, CA  94108

Carl E. Reichardt               Director of Columbia/HCA Healthcare Corporation
Director                        One Park Plaza
                                Nashville, TN  37203

                                Director of Ford Motor Company
                                The American Road
                                Dearborn, MI  48121

                                Director of Newhall Management Corporation
                                23823 Valencia Blvd.
                                Valencia, CA  91355

                                Director of Pacific Gas and Electric Company
                                77 Beale Street
                                San Francisco, CA  94105

                                Retired Chairman of the Board of Directors
                                and Chief Executive Officer of Wells Fargo & Company
                                420 Montgomery Street
                                San Francisco, CA  94105

Donald B. Rice                  President and Chief Executive Officer of Teledyne, Inc.
Director                        2049 Century Park East
                                Los Angeles, CA  90067

                                Retired Secretary of the Air Force

                                Director of Vulcan Materials Company
                                One MetroPlex Drive
                                Birmingham, AL  35209

Richard J. Stegemeier           Chairman (Emeritus) of Unocal Corp.
Director                        44141 Yucca Avenue
                                Lancaster, CA  93534

                                Director of Foundation Health Corporation
                                166 4th
                                Fort Irwin, CA  92310

                                Director of Halliburton Company
                                3600 Lincoln Plaza
                                500 North Alcard Street
                                Dallas, TX  75201

                                Director of Northrop Grumman Corp.
                                1840 Century Park East
                                Los Angeles, CA  90067

                                Director of Outboard Marine Corporation
                                100 SeaHorse Drive
                                Waukegan, IL  60085

                                Director of Pacific Enterprises
                                555 West Fifth Street
                                Suite 2900
                                Los Angeles, CA  90031

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Susan G. Swenson                President and Chief Executive Officer of Cellular One
Director                        651 Gateway Blvd.
                                San Francisco, CA  94080

David M. Tellep                 Retired Chairman of the Board and Chief Executive Officer of
Director                        Martin Lockheed Corp
                                6801 Rockledge Drive
                                Bethesda, MD  20817
                                .
                                Director of Edison International
                                and Southern California Edison Company
                                2244 Walnut Grove Ave.
                                Rosemead, CA  91770

                                Director of First Interstate
                                633 West Fifth Street
                                Los Angeles, CA  90071

Chang-Lin Tien                  Chancellor of the University of California at Berkeley
Director
                                Director of Raychem Corporation
                                300 Constitution Drive
                                Menlo Park, CA  94025

John A. Young                   President, Chief Executive Officer and Director
Director                        of Hewlett-Packard Company
                                3000 Hanover Street
                                Palo Alto, CA  9434

                                Director of Chevron Corporation
                                225 Bush Street
                                San Francisco, CA  94104

                                Director of Lucent Technologies
                                25 John Glenn Drive
                                Amherst, NY  14228

                                Director of Novell, Inc.
                                11300 West Olympic Blvd.
                                Los Angeles, CA  90064

                                Director of Shaman Pharmaceuticals Inc.
                                213 East Grand Ave. South
                                San Francisco, CA  94080

William F. Zuendt               Director of Wells Fargo & Company
President                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of 3Com Corporation
                                5400 Bayfront Plaza, P.O. Box 58145
                                Santa Clara, CA  95052

                                Director of the California Chamber of Commerce


              Prior to January 1, 1996, WFNIA served as sub-adviser to the Funds corresponding Master Portfolios, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.

Item 27.  Principal Underwriters
-------   ----------------------

               (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc., Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

              (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens

Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file No. 501-15510).

              (c) Not applicable.


Item 28.      Location of Accounts and Records
--------      --------------------------------

              (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

              (b) BGFA maintains all Records relating to its services as investment adviser at 45 Fremont Street, San Francisco, California 94105.

              (c) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian for the period prior to January 1, 1996 and for its services as co-administrator, and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

              (d) BGFA, as successor entity to WFNIA, and on behalf of BGI, as successor entity to Wells Fargo Institutional Trust Company, N.A., maintains all Records relating to WFNIA's and Wells Fargo Institutional Trust Company, N.A.'s services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

              (e) Stephens maintains all Records relating to its services as co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

              (f) Investors Bank & Trust Company maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, P.O. Box 1537, Boston, MA 02205-1537.


Item 29.      Undertaking
-------       -----------

               Not applicable.

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of April, 1999.

                                STAGECOACH TRUST


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                        Title                              Date
   ---------                        -----                              ----

                *                   Trustee, Chairman and President
   -------------------------
   (R. Greg Feltus)                 (Principal Executive Officer)

   /s/ Richard H. Blank, Jr.        Secretary and Treasurer            4/30/99
   -------------------------
   (Richard H. Blank, Jr.)          (Principal Financial Officer)

                *                   Trustee
   -------------------------
   (Jack S. Euphrat)

                *                   Trustee
   -------------------------
   (Thomas S. Goho)

                *                   Trustee
   -------------------------
   (Peter G. Gordon)

                *                   Trustee
   -------------------------
   (Joseph N. Hankin)

                *                   Trustee
   -------------------------
   (W. Rodney Hughes)

                *                   Trustee
   -------------------------
   (J. Tucker Morse)



*By:  /s/ Richard H. Blank, Jr.
      -------------------------
    Richard H. Blank, Jr.
    As Attorney-in-Fact
    April 30, 1999

                               STAGECOACH TRUST

                                 EXHIBIT INDEX




EXHIBIT NUMBER                               DESCRIPTION

EX-99.B10            Opinion and Consent of Counsel